UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	110 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Appleseed Fund

PROSPECTUS

~~November 21, 2006~~

March 31, 2008

The Fund seeks long-term capital appreciation for its shareholders.

21 S. Clark Street

Suite 3325

Chicago, IL 60603

(800) 470-1029

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page
RISK/RETURN SUMMARY	3

FEES AND EXPENSES OF INVESTING IN THE FUND	8

HOW TO BUY SHARES	9

HOW TO REDEEM SHARES	12

DETERMINATION OF NET ASSET VALUE	15

DIVIDENDS, DISTRIBUTIONS AND TAXES	15

MANAGEMENT OF THE FUND	18

FINANCIAL HIGHLIGHTS	21

PRIVACY POLICY	22

FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Appleseed Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s adviser, Pekin Singer Strauss Asset Management. When selecting common stocks for investment by the Fund, the adviser focuses on company valuation, looking for significant discrepancies between its own appraisal of the intrinsic value of a prospective investment and the market price of the investment. When determining a company’s intrinsic value, the adviser looks closely at the fundamentals of the underlying business. In an effort to limit downside risk and maximize upside potential, the adviser typically will seek out companies that it believes have strong competitive positions, solid financials, and capable, shareholder-friendly management teams.

The Fund expects to focus on significant investments in its best ideas, which means that the Fund may invest in a limited number of portfolio companies. In addition, the Fund anticipates holding portfolio stocks for long periods of time. The adviser will consider selling or reducing a holding when the stock price reaches the adviser’s target price, when the adviser’s appraisal of a company’s intrinsic value changes due to deteriorating fundamentals, or when better investment opportunities exist elsewhere. The adviser typically attempts to minimize the creation of short-term capital gains, although this will not be a limiting factor if the adviser decides to sell a security.

The Fund also seeks to invest in companies that balance generating profits with an awareness of their impact on the environment and society in general. The adviser believes that socially responsible companies present less business risk for investors and create opportunities to contribute to a more sustainable society. The Fund will not invest in companies that derive substantial revenues from the tobacco, alcohol, pornography, gambling, or weapons industries. The Fund will also consider a company’s performance with respect to environmental responsibility, labor standards, and human rights.

In order to align the adviser’s own interests with those of Fund shareholders, the Fund’s portfolio managers will invest personally in the Fund.

Fund Investments. Equity securities in which the Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds, business trusts (including real estate investment trusts (“REITs”), income trusts and oil royalty trusts) and publicly traded partnerships that invest in real estate or underlying businesses. The Fund may purchase foreign stocks directly or~~,~~ through American Depository Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign company which entitle the holder to dividends and capital gains on the underlying security. The Fund may invest in common stocks of all sizes, including, but not limited to, securities of small- and mid-capitalization companies. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer compared with diversified funds.

The Fund’s social screening criteria generally apply to portfolio companies at the time of investment, as well as on an ongoing basis. However, the Fund may continue to hold stocks of companies that no longer meet its social screening criteria if the adviser believes that the company is attempting to address its problems, or to allow the adviser adequate time to sell the security in a commercially reasonable manner at an attractive price. The Fund’s social screening criteria may be changed without shareholder approval.

The Fund intends to remain substantially invested in equity securities. If, however, the adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available, the Fund may invest substantially in money market mutual funds and exchange-traded funds, investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. To the extent the Fund makes these investments, the Fund might not achieve its investment objective.

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the adviser’s value-oriented approach may fail to produce the intended results.

•

Excluded Securities Risk. The Fund’s portfolio is subject to social and environmental screening. As a result, the universe of acceptable investments for the Fund is limited as compared to other funds that do not apply such screening. The Fund may exclude certain securities from its portfolio based on socially responsible investing criteria when it would be otherwise advantageous to invest in these securities, or it may sell certain securities for social or environmental reasons when it is otherwise advantageous to retain them.

•

Diversification Risk. The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	Management Risk. Although the adviser has substantial experience managing individual accounts, this is the first mutual fund managed by the adviser.
•

Equity Risk. The equity markets are volatile, and the value of the Fund’s equity securities may fluctuate significantly from day to day depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. This volatility may cause the value of an investment in the Fund to decrease.

•

Small and Mid-Cap Risk. The Fund may invest in stocks of small and mid-cap companies, which may be more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•

Real Estate Risks. When the Fund invests in REITs or publicly traded partnerships that invest in real estate, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs and publicly traded partnerships that invest in real estate are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•

ETF Risk. When the Fund invests in another investment company such as an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•

Business Trust Risks. Investments in REITS and other business trusts are subject to various risks related to the underlying operating companies controlled by such partnerships or trusts, including dependence upon specialized management skills and the risk that such management may lack, or have limited, operating histories.

•

Derivatives Risk. Options and futures in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. Derivatives normally have economic leverage inherent in their terms. As a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; and certain gains or losses will be amplified, increasing the volatility of the share price of the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value strategy
•	Investors seeking a fund with socially responsible investing screens
•	Investors who can tolerate the risks associated with common stocks

General

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, money market mutual funds, investment grade short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The investment objective of the Fund may be changed without shareholder approval.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 4.79% (1st quarter, 2007); and the lowest return was -5.64% (3rd quarter, 2007).

~~The Fund recently commenced operations and, as a result, has no prior performance history.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

	One Year	Since Inception (12/8/2006)
The Fund
Return Before Taxes	-2.02%	-1.46%
Return After Taxes on Distributions[1]	-2.57%	-1.87%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-3.39%	-1.47%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes) [2]	5.49%	6.18%

¹After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions, and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees[3]	0.00%
Other Expenses[4]	~~1.60~~2.54%
Acquired Fund Fees and Expenses[5]	0.06%
Total Annual Fund Operating Expenses (Before Waiver)	~~2.60~~3.60%
Fee Waiver/Expense Reimbursement~~5~~[6]	(~~1.70~~2.64%)
Net Expenses[7]	~~0.90~~0.96%

1The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a fee of 2.00% of the redemption proceeds on shares redeemed within 90 calendar days after they are purchased.

2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% of its average net assets to financial institutions that provide distribution services and/or shareholder servicing. The ~~Plan has not yet been activated, but it may be activated at any time in the future.~~Fund does not currently intend to activate the Plan prior to March 31, 2009.

4~~Based on~~ Restated to reflect estimated ~~amounts~~expenses for the ~~Fund’s initial~~coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

5Acquired Fund Fees and Expenses represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses. Acquired Funds Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

6The adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s ~~annual net operating expenses~~Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), 12b-1 fees, taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest), at~~Acquired Fund Fees and Expenses), do not exceed 0.90% of the Fund’s average daily net assets ~~for the period from the commencement of Fund operations from commencement of Fund operations through November 30, 2008.~~. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement of an expense by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 0.90% expense limitation.

7 Net Expenses of the Fund are calculated as 0.96% of its average daily net assets based on the adviser’s agreement to cap certain Fund operating expenses at 0.90%, plus Fees and Expenses of Acquired Funds of 0.06%.

Example:

Based on the costs above, this example helps you compare the Fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. The cost of investing in the Fund for 1 year is based on the “Net Expenses” described in the table, which reflect the adviser’s agreement to cap the Fund’s expenses ~~for the initial two fiscal years.~~through March 31, 2009. The cost of investing in the Fund for ~~3~~3, 5 and 10 years is based on the Total Annual Fund Operating Expenses described in the table, which do not reflect the adviser’s agreement which expires prior to the end of such ~~period~~periods. The example also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
~~$92~~$101	~~$653~~$907	$1,795	$4,435

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,000 ($1,000 for IRAs and other qualified retirement accounts). The adviser may, in its sole discretion, waive these minimums in certain circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

An investment application is available by calling Shareholder Services at (800) 470-1029. You can also download the investment application from the Fund’s website at www.appleseedfund.com.

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the Appleseed Fund.

Mail the application and check to:

U.S. Mail:

Appleseed Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206~~-6110~~

Overnight:

Appleseed Fund
c/o Unified Fund Services, Inc.
~~431 North Pennsylvania Street~~2960 N. Meridian St., Suite 300
Indianapolis, Indiana ~~46204~~46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 470-1029 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name ~~of~~on your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, ~~follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus~~call Shareholder Services at (800) 470-1029 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~The~~Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 470-1029 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, pursuant to which the Fund is authorized to pay a fee of 0.25% to the Fund’s adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The ~~Plan has not yet been activated, although it may be activated at any time in the future.~~Fund does not currently intend to activate the Plan prior to March 31, 2009. If the Plan is activated, the Fund will pay an annual 12b-1 fee of 0.25%, and these fees would, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks ~~and~~, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

Appleseed Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206~~-6110~~

Overnight:

Appleseed Fund
c/o Unified Fund Services, Inc.
~~431 North Pennsylvania Street~~2960 N. Meridian St., Suite 300
Indianapolis, Indiana ~~46204~~46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. Please call Shareholder Services at (800) 470-1029 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 470-1029. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption ~~or exchange~~ instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions ~~or exchanges~~. If you are unable to reach the Fund by telephone, you may request a redemption ~~or exchange~~ by mail.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, ~~omnibus~~certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 470-1029. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares and that you receive upon the sale of your shares in the Fund is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser pursuant to ~~guidelines established~~procedures approved by the Board of Trustees. ~~Good faith~~Fair value pricing also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security ~~due to~~based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Investments in high yield debt securities and derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income ~~in the form of dividends~~ and ~~net~~any realized net capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table).

The Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(the “2003 Tax Act”)~~ and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2005~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status

Qualified dividend income                                             Generally maximum 15% on non-corporate        taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares (including redemptions)	Gains are taxed at the same rate as ordinary
owned for one year or less	income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31,
2010.

Under the ~~2003 and 2005~~ Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Pekin Singer Strauss Asset Management, 21 South Clark Street, Suite 3325, Chicago, IL 60603, serves as investment adviser to the Fund. The adviser is an investment advisory firm founded in 1990 to serve individual and family clients and currently has approximately $450 million of assets under management. The adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The adviser establishes the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Fund is the first mutual fund managed by the adviser. The adviser is controlled by Ronald Strauss, Richard Singer and William Pekin.

For its advisory services, the adviser ~~will~~is entitled to receive a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. The adviser paid the initial organizational and offering expenses of the Fund, subject to reimbursement by the Fund of certain offering expenses~~.~~ The adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s ~~annual net operating expenses~~Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), 12b-1 fees, taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest), at~~Acquired Fund Fees and Expenses), do not exceed 0.90% of the Fund’s average daily net assets ~~for the period from the commencement of Fund operations from commencement of operations through November 30, 2008.~~. The contractual agreement is in place through March 31, 2009. Each waiver and reimbursement by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation. During the fiscal year ended November 30, 2007, the adviser was obligated to waive its entire fee pursuant to the expense cap agreement with the Fund.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other ~~financial intermediary~~Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some ~~financial intermediaries~~Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some ~~financial intermediaries~~Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the ~~financial intermediary~~Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the ~~financial intermediary~~Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the ~~financial intermediary~~Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to ~~financial intermediaries~~Financial Intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee to a ~~financial intermediary~~Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the ~~financial intermediary~~Financial Intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a ~~financial intermediary~~Financial Intermediary’s “preferred list” or other promotional program, some ~~financial intermediaries~~Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial ~~intermediaries~~Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by ~~financial intermediaries~~Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement ~~will be~~is contained in the Fund’s ~~initial~~semi-annual report to shareholders~~.~~ for the period ended May 30, 2007.

Portfolio Managers. The Fund’s portfolio managers work closely with all members of the adviser’s research team and are jointly responsible for making the investment decisions for the Fund. A majority of the portfolio managers must approve the purchase of any new portfolio companies and the sale of existing portfolio companies.

Ronald Strauss, CFA – President of the adviser. ~~Mr. Strauss~~Ronald is jointly responsible for the day-to-day management of the Fund’s portfolio and for following several portfolio companies in the Fund. As President of the adviser, ~~Mr. Strauss~~Ronald is also responsible for managing the firm, for overseeing its research and investment process, and for managing separate account portfolios unrelated to the Fund. ~~Mr. Strauss~~Ronald began his career in the securities industry over ~~35~~36 years ago as an analyst in Montgomery Ward’s Corporate Research Department in 1965, and in 1967 he was promoted to Project Manager. In 1969, ~~Mr. Strauss~~Ronald joined Mesirow and Co. as a registered representative and subsequently became a security analyst. He received the Chartered Financial Analyst (CFA) designation in 1973 and he became Director of Research and General Partner of Mesirow in 1974. In 1978, he joined William Blair & Company as a Securities Analyst and in 1980 was made a General Partner. In 1996, he formed Ardmore Partners, an investment advisory firm with $40 million under management at its peak, and jointly managed Sirius Partners, an investment partnership with $300 million under management. He received a BS in history from the University of Wisconsin in 1961 and an MBA from New York University in 1965.

~~Richard Singer~~Adam Strauss, CFA – Senior Vice President of the adviser. ~~Mr. Singer~~Adam is jointly responsible for the day-to-day management of the Fund’s portfolio and for following several portfolio companies in the Fund. ~~As~~Adam also manages separate account portfolios unrelated to the Fund. Prior to joining the adviser in 2004, Adam worked in several operating roles, as Sr. Vice President of Corporate Development at EquipNet, Inc. (2000-2004) and as VP of Business Development at Frontier Natural Brands (1997-2000). Adam began his career as a management consultant, at Gemini Consulting (1992-1994) and, prior to that, at Andersen Consulting (1991-1992). Adam earned a BA from Stanford University in 1991 and an MBA from the Stanford Graduate School of Business in 1997. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

Rick Singer, CFA – Senior Vice President of the adviser~~, Mr. Singer is also~~ and a member of the adviser’s research team. Rick is responsible for ~~managing~~following several portfolio companies in the Fund. Rick also manages separate account portfolios unrelated to the Fund.~~Mr. Singer~~ Rick began his career in the securities industry in the investment departments of The Northern Trust Company and Chicago Title and Trust in 1968. Prior to co-founding the adviser, ~~Mr. Singer~~Rick was Vice President-Investments of Mesirow and Co., where he also served as research analyst and investment executive, from 1972 to 1989. ~~Mr. Singer~~Rick was awarded the Chartered Financial Analyst (CFA) designation in 1977. He received a B.S. in Economics from the University of Illinois in 1966 and an MBA from the University of California – Los Angeles in 1968.

~~William~~Bill Pekin, CFA – Senior Vice President of the adviser~~. Mr. Pekin~~ and a member of the adviser’s research team. Bill is responsible for following several portfolio companies in the Fund. ~~As Senior Vice President of the adviser, Mr. Pekin is also responsible for managing~~Bill also manages separate account portfolios unrelated to the Fund. Prior to joining the adviser in 2001, ~~Mr. Pekin~~Bill worked in the investment banking division of Credit Suisse First Boston in Chicago. Prior to this position he was an investment banker and high yield/high grade research analyst at Donaldson, Lufkin & Jenrette in New York. ~~Mr. Pekin~~Bill began his career at MetLife Investment Management Corp. in 1993. ~~Mr. Pekin~~Bill earned a BA from Haverford College and an MBA from the Wharton School of the University of Pennsylvania in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2003.

Joshua Strauss, CFA – Senior Vice President of the adviser and a member of the adviser’s research team. Joshua is responsible for following several portfolio companies in the Fund. Joshua also manages separate account portfolios unrelated to the Fund. Joshua joined the adviser in 2004 as an Analyst and Portfolio Manager. Previous to joining the adviser, Josh acted in an operational capacity as Director of Business Development at Color Kinetics Incorporated (2000-2004). He began his career as an Analyst at Shearman & Sterling (1995-1998) and, prior to that, at Markowitz & McNaughton (1994-1995). Joshua earned a B.A. in Foreign Affairs from the University of Virginia in 1994 and an MBA from the Stephen M. Ross School of Business at the University of Michigan in 2000. He was awarded the Chartered Financial Analyst (CFA) designation in 2006.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the period ended November 30, 2007, which is available upon request without charge.

~~Because the Fund recently commenced operations, there are no financial highlights available at this time.~~

Appleseed Fund
Financial Highlights
(For a share outstanding during the period)

	Period ended
	November 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.12
Net realized and unrealized (loss) on investments	(0.26)
Total from investment operations	(0.14)

Less Distributions to shareholders:
From net investment income	(0.02)
Total distributions	(0.02)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$9.85

Total Return (b)	(1.33)%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$6,501
Ratio of expenses to average net assets	0.90%	(d)
Ratio of expenses to average net assets
before reimbursement & federal income taxes	3.52%	(d) (e)
Ratio of net investment income to
average net assets	1.40%	(d)
Ratio of net investment income (loss) to
average net assets before reimbursement & federal income taxes	(1.22)%	(d) (f)
Portfolio turnover rate	27.07%

(a) For the period December 8, 2006 (the date the Fund commenced operations) through November 30, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.
(e) The expense ratio before reimbursements includes income taxes of .09% which was voluntarily reimbursed by the Adviser and Fund Administrator.
(f) The net investment income (loss) ratio includes income tax expense of (.09)% which was voluntarily reimbursed by the Adviser and Fund Administrator.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How To Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and~~, when available,~~ the Fund’s Annual and Semi Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these ~~document~~documents from the Appleseed Fund’s Internet site at www.appleseedfund.com.

By Telephone	Call Shareholder Services at (800) 470-1029

By Mail	Send a written request to
Appleseed Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206

You may review and copy information about the Fund (including the SAI and other reports) at the ~~Securities and Exchange Commission (“SEC”)~~SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

APPLESEED FUND

STATEMENT OF ADDITIONAL INFORMATION

~~November 21, 2006~~

March 31, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Appleseed Fund dated ~~November 21, 2006.~~ March 31, 2008. This SAI incorporates by reference the annual report to shareholders of the Appleseed Fund for the fiscal period ended November 30, 2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, or by calling Shareholder Services at (800) 470~~-~~-1029.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	~~12~~16
INVESTMENT ADVISER	~~14~~17
TRUSTEES AND OFFICERS	~~16~~21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~19~~24
PORTFOLIO TURNOVER	~~19~~25
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~19~~25
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~19~~25
DISCLOSURE OF PORTFOLIO HOLDINGS	~~20~~26
PROXY VOTING POLICY	~~21~~27
DETERMINATION OF NET ASSET VALUE	~~22~~28
REDEMPTION IN-KIND	~~23~~29
STATUS AND TAXATION OF THE FUND	~~23~~29
CUSTODIAN	~~25~~32
FUND SERVICES	~~25~~32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~26~~33
DISTRIBUTOR	~~26~~33
DISTRIBUTION PLAN	~~26~~33
FINANCIAL STATEMENTS	~~27~~34

DESCRIPTION OF THE TRUST AND FUND

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on November 21, 2006, and the Fund ~~expects to commence~~commenced investment operations on ~~or after~~ December ~~1,~~8, 2006. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities), as well as exchange-traded funds (“ETFs”). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Risks associated with investments in ETFs are described below under “Other Investment Company Securities.”

B.        Depository Receipts. The Fund may invest in foreign securities either directly or by purchasing depository receipts, including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. ~~Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.~~

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depository receipt facilities may be established as either “unsponsored” or “sponsored”. While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities. Risks associated with direct investments in foreign securities, rather than through depository receipts, are described below under “Foreign Securities.”

C.        Derivative Transactions. The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The derivative securities which the Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options on stocks or stock indices, and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. As a hedging strategy, the Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position. The use of derivative transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the derivatives and securities markets may detract from the effectiveness of the attempted hedging. The Fund will not enter into options and futures transactions if more than 10% of the Fund’s net assets would be committed to such instruments.

D.        Short Sales.   The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate assets determined to be liquid by the adviser or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales.

E.        Income Trusts. The Fund may invest in income trusts, including real estate investment trusts, business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust, and which pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Other risks associated with these investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. For purposes of calculating the percentage of the Fund’s assets invested in equity or fixed income securities, equity REITs will be treated as equity securities and mortgage REITs as fixed income securities.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in oil royalty trusts that are traded on the stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on the oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. There is no guarantee that crude oil prices will not decline. Declining crude oil prices may cause the Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

When the Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described below under “Foreign Securities.”.

~~E~~F.      Investment Company Securities. The Fund may invest in the securities of other investment companies, such as other mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

G.       Fixed Income Securities. Fixed income securities include corporate debt securities; high yield debt securities; convertible securities; preferred stock; U.S. government securities; municipal securities; repurchase agreements; zero coupon bonds; and mortgage-backed, asset-backed and receivable-backed securities and participation interests in such securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

High Yield Debt Securities (“Junk Bonds”). The Fund may invest up to 25% of its assets (at the time of purchase) in securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

~~Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.~~

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

~~The Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.~~

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

~~F.~~       Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Adviser) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund typically will invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

~~G.~~        Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (Usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

~~H.~~         .~~Fixed Income Securities~~. ~~Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.~~

~~I.         Foreign Securities~~. ~~The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.~~

~~Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).~~

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

~~J.~~          Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

~~K.~~        U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

~~L.~~         Zero Coupon and Pay -in -Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of ~~CMOs~~collateralized mortgage obligations pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

Municipal Securities. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

In addition, the Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

H.        Distressed Securities. The Fund may invest in distressed securities to the extent such securities do not constitute illiquid investments. Distressed securities are securities of companies encountering significant financial or business difficulties, including companies which (i) may be engaged in debt restructuring or other capital transactions of a similar nature outside the jurisdiction of federal bankruptcy law, (ii) are subject to the provisions of federal bankruptcy law or (iii) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. Distressed securities typically are rated below investment grade (i.e., as junk securities).

Investment in distressed securities may be considered speculative and may present substantial potential for loss as well as gain. The Fund will not invest in the securities of distressed issuers for the purpose of exercising day-to-day management of any issuer’s affairs; however, such investment may nonetheless cause the Fund to have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Fund to litigation risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be ‘adequately protected’ during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Furthermore, while the Fund intends to scrutinize any security interests that secure the debt it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of a debtor, shareholders of a debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving a debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

~~M~~I.     Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(1)       Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2)       Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3)       Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J.         Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

~~N~~K.      Securities Lending. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund’s net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser, or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

~~O~~L.     Publicly-Traded Partnerships Interests. The Fund may invest in units or other interests issued by limited partnerships that are listed and traded on U.S. securities exchanges or over-the-counter (PTP Units). Publicly-traded limited partnerships (PTPs) generally have two classes of owners, the general partner and limited partners. The general partner typically owns a majority stake in the PTP and controls its management and operations. Limited partners have a very limited role (if any) in the PTP’s operations and management. The value of the Fund’s investment in PTP Units may fluctuate based on prevailing market conditions and the success of the

PTP. Risks associated with PTP investments include the fact that the success of an PTP typically is dependent upon its specialized management skills. In addition, the risks related to a particular PTP investment by the Fund will vary depending on the underlying industries represented in the PTP’s portfolio. For example, the success of an PTP that invests in the oil and gas industries is highly dependent on oil and gas prices, which can be highly volatile. Moreover, the underlying oil and gas reserves attributable to such PTP may be depleted. Conversely, PTPs that invest in real estate typically are subject to risks similar to those of a REIT investment. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its PTP Units.

PTP are generally treated as partnerships for federal income tax purposes. To qualify as such, a PTP must receive at least 90% of its income from qualifying sources. These qualifying sources generally include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. As a limited partner, the Fund generally will be required to include its allocable share of the PTP’s net income in its taxable income, regardless of whether the PTP actually distributes cash to the Fund. The recognition of taxable income by the Fund from an investment in a PTP without the receipt of cash distributions could adversely affect the Fund’s ability to meet its minimum distribution requirements. In addition, although generally treated as partnership, there is a risk that a PTP could be re-classified by the Internal Revenue Service as a corporation for federal income tax purposes, as a result of a change in the tax laws or other laws relating to a particular PTP’s business or industry. Such re-classification would have the effect of reducing the amount of cash available for distribution by the PTP, and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the PTPs owned by the Fund are treated as corporations for tax purposes, the after-tax return to the Fund with respect to its investment in such PTPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s investment in the PTP.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.       Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with, or permitted by, the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.       Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.        Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

INVESTMENT ADVISER

The Fund’s Adviser is Pekin Singer Strauss Asset Management, Inc., 21 S. Clark Street, Suite 3325, Chicago, IL 60603. The Adviser was formed in 1990, and is owned by Ronald Strauss, Richard Singer, and William Pekin. The firm manages accounts for high net worth individuals, pension and profit sharing plans, trusts, estates, and corporations. As of the date of this SAI, the Adviser had over $450 million under management. The Fund is the first mutual fund managed by the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 1.00% of the Fund’s average daily net assets. The Adviser contractually has agreed to waive its fee and reimburse certain Fund operating expenses but only to the extent necessary ~~to maintain~~so that the Fund’s annual net operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as acquired fund fees and expenses ~~incurred by other investment companies in which the Fund may invest), at~~), do not exceed 0.90% of the Fund’s average daily net assets ~~from commencement of operations through November 30, 2008.~~. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 0.90% expense limitation.

The Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on September 11, 2006. A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement ~~will be~~is contained in the Fund’s ~~initial~~ semi-annual report to shareholders~~.~~ for the period ending May 30, 2007.

The following table describes the advisory fees paid to the Adviser by the Fund for the period December 8, 2006 (commencement of investment operations) through November 30, 2007.

Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
$51,014	$143,316*	$0

*Includes organizational expenses of $14,013.
Fund through November 30, 2010.

The Adviser retains the right to use the name “Appleseed” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Appleseed” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Ronald Strauss, ~~Richard Singer, and William Pekin serve as the co-portfolio managers of the Fund. As of July 31, 2006, each portfolio manager~~Adam Strauss, Rick Singer, Bill Pekin and Joshua Strauss are responsible for managing the Fund (“Portfolio Managers”). As of November 30, 2007, each of these individuals was responsible for ~~the management of~~managing the following types of accounts, in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ronald Strauss	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~384~~374	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $~~188~~220.1 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: ~~N/A~~0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
~~Richard~~Adam ~~Singer~~Strauss	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~469~~24	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $~~133~~5.7 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: ~~N/A~~0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
~~William Pekin~~ Richard Singer	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~254~~484	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $~~97~~147.5 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: ~~N/A~~0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
William Pekin	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 437	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $186.7 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

Joshua Strauss	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 131	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $23.1 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

Each portfolio manager is compensated for his services by the Adviser. ~~Each~~During the fiscal year ended November 30, 2007, each portfolio manager’s compensation consists of a fixed base salary plus an annual bonus, which bonus is based on firm profits and achievement of ~~performance~~the portfolio manager’s stated objectives~~.~~ for the year.

~~The Adviser believes that, because of the similarity in strategies used by the Fund and individual client accounts, little conflict exists~~Each Portfolio Manager manages other accounts in addition to the Fund and may carry on investment activities for his own account(s) and/or the accounts of family members and, as a result, and may have differing economic interests in respect of such activities, such as with respect to the allocation of ~~the portfolio managers’ time. In fact, as a result of combining responsibilities such as asset selection and research, the portfolio managers believe that they are able to provide both the Fund and the Adviser’s other clients with more thorough research and higher quality asset selection. In addition, the~~time and/or investment opportunities among the various accounts. The Adviser monitors each portfolio manager's client load and, in the event of an overload, will take any necessary steps to allocate its clients to other employees of the Adviser.

The Portfolio Managers make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. The other accounts managed by the Portfolio Managers may not be subject to the socially-responsible investing guidelines to which the Fund is subject. As a result, the Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. Even where the Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Managers may take action with respect to the Fund that may differ from the timing or nature of action taken, with respect to another client account. For example, there may be circumstances under which the Portfolio Managers will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Managers commit to such investment, and vice versa. It is therefore possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, the Fund may sustain losses during periods in which one or more separate accounts achieve significant profits.

To the extent the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in block transactions could produce better executions for the Fund and other clients. The Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, each portfolio manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the portfolio managers are prohibited from competing with the Fund in connection with such transactions.

As ~~soon as practicable after the Fund’s effectiveness,~~of November 30, 2007, the portfolio managers ~~have committed to purchase~~owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Ronald Strauss	$~~500,000~~500,001 - $1,000,000
Adam Strauss	$10,001 - $50,000
Richard Singer	$100,001 - $500,000
William Pekin	$~~50,001~~100,001 - $~~100,000~~500,000
Joshua Strauss	$50,001 - $100,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~36~~32 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established and~~ held ~~no~~four meetings during the year ended December 31, ~~2005.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, ~~as defined in the 1940 Act,~~ and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952~~Nancy V. Kelly (Age - 52)*** Trustee, ~~December 2002~~November 2007 to present

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from~~Executive Vice President of Huntington National Bank, the Trust’s custodian, since December ~~2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~2001.

Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Terrance P. Gallagher, JD, CPA (1958~~John C. Swhear (Age - 46) Senior Vice President, ~~July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006~~May 2007 to present

~~Senior~~ Vice President~~, Director~~ of Legal Administration and Compliance ~~of~~for Unified Fund Services, Inc., the Trust~~'~~’s administrator, since ~~November, 2004~~April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since ~~October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987~~May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to ~~November 1998.~~April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the trustees~~trustee and ~~officers~~officer is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~36~~32 series.

*** ~~Mr. Tritschler may be deemed to be an interested person of the Trust because he owns shares of Unified Financial Services, Inc. ("UFS"), the parent company of the Trust's distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase the distributor effective on or after January 1, 2007. As a result, it is anticipated that on the effective date, Mr. Tritschler will no longer be an interested person of the Trust and he will qualify as an Independent Trustee.~~ Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~
~~•~~	~~The Trust currently consists of 36 series.~~

Ownership of Fund Shares. As of the date of this SAI, the Trustees and officers of the Trust did not own any shares of the Fund.

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series incurs its expenses at the same rate~~the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,250~~1,500**	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,250~~1,500**	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~972~~1,188***	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$1,188****	$0	$0	$38,000
~~Non-Independent~~Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
~~Ronald C. Tritschler~~Nancy V. Kelly, Trustee	$~~972~~0	$0	$0	$~~35,000~~0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Terrance P. Gallagher, Vice President,~~ William Murphy, Interim ~~Chief Financial Officer and~~ Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,167~~4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* ~~The Trust currently~~As of the date of this SAI, the Trust consists of ~~36~~32 series.

** During the fiscal period ended November 30, 2007, these Trustees received a total of $1,162 each in fees from the Fund.
*** During the fiscal period ended November 30, 2007, the Trustee received a total of $907 in fees from the Fund.
**** During the fiscal period ended November 30, 2007, the Trustee received a total of $904 in fees from the Fund.
***** During the fiscal period ended November 30, 2007, the CCO received a total of $5,051 from the Fund.

** ****In addition to the CCO’s salary listed ~~above~~in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. ~~The Trustees and officers of the Trust, as a group, own no shares of the Fund. The Fund’s Portfolio Managers have committed to purchase shares of the Fund as soon as possible after the Fund commences operations and will, therefore, constitute the Fund’s control persons and principal shareholders until public shareholders purchase shares of the Fund.~~As of February 29, 2008, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	81.36%	Record
Ronald L. Strauss Trust 154 Maple Ave. Wilmette, IL 60091	5.72%	Beneficial

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The ~~Adviser believes that the Fund will experience a low~~Fund’s portfolio turnover rate ~~during its initial year of operations.~~for the fiscal period December 8, 2006 (commencement of investment operations) through November 30, 2007 was 27.07%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. During the fiscal period December 8, 2006 (commencement of operations) through November 30, 2007, the Adviser did not direct brokerage transactions to brokers due to research services provided to the Adviser.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

During the fiscal period December 8, 2006 (commencement of operations) through November 30, 2007, the Fund paid a total of $3,220 in brokerage commissions.

The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 470-1029. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment ~~Advisers~~advisers or sub-~~Advisers~~advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-~~Advisers~~advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

The Adviser’s proxy voting policy requires the Adviser to consider each proxy on an issue-by-issue basis. The policy provides that the Adviser generally will vote in favor of routine corporate housekeeping proposals, including uncontested election of directors (where no corporate governance issues are implicated), selection of auditors (unless the fees are excessive), and increases in or reclassification of common stock. The Adviser generally will vote in favor of the proposals that promote corporate responsibility. However, the Adviser will vote against directors where the board has a poor track record either because it consistently fails to recommend shareholder proposals, or consistently recommends management proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce unequal voting rights, and create supermajority voting. For other proposals, the Adviser will determine whether a proposal is in the best interest of the Fund’s shareholders and may take into account a number of factors, including, but not limited to: (i) whether the proposal was recommended by management and the Adviser’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 470-1029 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431 N. Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price) see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are ~~value~~valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The ~~Trust's fund~~Board of Trustees annually approves the pricing services used by the Fund accounting agent. The Fund accounting agent maintains a pricing review committee ~~that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one~~, which consults with an Independent Trustee who is a member of the Pricing Committee ~~constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair~~as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the end of the fiscal period ended November 30, 2007 is as follows:

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. The Fund did not qualify as a regulated investment company (“RIC”) for its taxable year ended November 30, 2007 by reason of the Fund’s failure to satisfy certain asset diversification requirements under the Code. As a result of the Fund’s failure to so qualify for its taxable year ended November 30, 2007, the Fund was subject to tax on the full amount of its taxable income for such taxable year without being able to deduct the distributions made to its shareholders in respect of such taxable year. However, the Adviser and the Trust’s administrator immediately reimbursed the Fund for all federal taxes believed owed by the Fund, and further have agreed to indemnify the Fund and to hold it harmless from and against any incremental taxes, if any, and related expenses actually incurred by the Fund (including without limitation reasonable attorneys fees, costs and expenses) and any indemnification payments made to the shareholders of the Fund, imposed or incurred by the Fund as a result of or relating to the Fund’s failure to have met such requirements of Subchapter M of the Code in respect of the 2007 fiscal year.

The Fund intends to requalify for RIC treatment for its taxable year beginning December 1, 2007. If the Fund qualifies as a RIC in future taxable years, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. ~~If~~The Fund will not be subject to the excise tax for its taxable year ended November 30, 2007 by reason of its failure to have qualified as a RIC for such taxable year. As described above, if the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of capital gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2007, the Fund had no capital loss carryforwards available for federal tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian'~~A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., ~~has signed a definitive agreement to purchase~~is also the parent company of Unified Fund Services, Inc. (~~"~~“Unified~~"~~”), the Trust~~'~~’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the ~~"~~“Distributor~~"~~”), the Trust~~'~~’s distributor. ~~It is currently anticipated that on or after January 1, 2007, Unified and the Distributor each will operate as a wholly-owned subsidiary of Huntington.~~

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. ~~A Trustee and certain officers of the Trust are officers and employees of Unified and/or they are shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of both Unified and the Distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Unified, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the Distributor.~~Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, ~~act~~acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives ~~an annual~~a monthly fee from the Fund of $~~16.80~~1.40 per shareholder account (subject to a minimum ~~annual~~monthly fee of $~~12,000~~1,250 during the ~~first~~second and third year of the Fund’s operation).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund~~, calculated and paid monthly,~~ equal to an annual ~~fee of the following percentages~~rate of 0.05% of the Fund’s month-end net assets~~: 0.05% of the first~~ up to $50 million; 0.04% of the Fund’s month-end net assets from $50 million to $100 million; 0.03% of the Fund’s month-end net assets from $100 million to $150 million, and 0.02% of the Fund’s month-end net assets over $150 million (subject to a ~~$20,000 annual~~ minimum monthly fee of $1,667 during the first ~~year~~three years of the Fund’s operation).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives a monthly fee from the Fund~~, calculated and paid monthly,~~ equal to an annual ~~fee of the following percentages~~rate of 0.10% of the Fund’s month-end net assets~~: 0.10% of the first~~ up to $50 million; 0.07% of the Fund’s month-end net assets from $50 million to $100 million; 0.05% of the Fund’s month-end net assets from $100 million to $150 million; and 0.03% of the Fund’s month-end net assets over $150 million per year (subject to a ~~$25,000 annual~~ minimum monthly fee of $2,083 during the first ~~year~~three years of the Fund’s operation). Unified also receives a compliance program services fee of $800 per month from the Fund.

For its transfer agency, fund accounting, and administrative services, Unified received the following fees from the Fund during the period shown:

Fiscal Period Ended	Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
November 30, 2007*	$24,785	$20,735	$26,664

* For the period December 8, 2006 (commencement of fund investment operations) through November 30, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the ~~Fund for its initial~~ fiscal year~~.~~ ending November 30, 2008. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~ IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor, and an~~An officer of the Trust also is an officer of the Distributor~~. A Trustee and certain officers of the Trust are officers and employees of Unified and/or they are shareholders of UFS, the parent company of both Unified and the Distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Distributor, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or~~, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. ~~The Distributor and Unified are controlled by UFS.~~

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 11, 2006 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the

Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The ~~Adviser~~Fund does not currently intend to activate the Plan ~~but may do so at any time.~~prior to March 31, 2009.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the SAI are hereby incorporated by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, 2007. The Fund will provide the Annual Report without charge upon written request or request by calling (800) 470-1029.

~~The Fund recently commenced operations and, as a result, has no financial statements.~~

Chinook Emerging Growth Fund

Class I Shares

PROSPECTUS

March 31, ~~2007~~2008

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation

4380 SW Macadam Ave

Suite 250

Portland, OR 97239

(800) 440-6895

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page
RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF INVESTING IN THE FUND	~~5~~4
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	~~6~~5
HOW TO BUY SHARES	7
HOW TO REDEEM SHARES	~~10~~9
DETERMINATION OF NET ASSET VALUE	12
DIVIDENDS, DISTRIBUTIONS AND TAXES	~~12~~13
MANAGEMENT OF THE FUND	~~14~~15
FINANCIAL HIGHLIGHTS	16
PRIVACY POLICY	~~17~~18

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Chinook Emerging Growth Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common stocks of small-cap companies that the Fund’s advisor, Chinook Capital Management, LLC, believes offer growth opportunities at a reasonable price. Small-cap companies selected generally will have total market capitalizations that do not exceed $2 billion. In determining whether to purchase a particular issuer’s stock for the Fund’s portfolio, the advisor assesses the growth prospects of the issuer and price of the stock based on several qualitative and quantitative criteria including:

•	valuation of discounted cash flows
•	rate of earnings growth
•	level of profitability
•	earnings quality
•	market position
•	size of the market in which the issuer competes
•	management tenure, track record and credibility
•	strength of balance sheet

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small-cap companies. This investment policy may not be changed except upon 60 days prior notice to shareholders. The Fund may invest up to 20% of its net assets in exchange-traded funds (“ETFs”), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.

The Fund will not invest more than 5% of its assets in any one issuer. Certain market or industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. For example, the Fund may at times be overweighted in companies that provide health care, technology or consumer goods and services, although the sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund will not invest more than 25% of its net assets in any one sector, as determined based on standard industrial classification codes.

The Fund employs a proprietary quantitative price discipline that calculates daily sell limits based on each stock’s cost basis and price volatility relative to that of the Russell 2000® Growth Index. The advisor generally relies on this pricing model to determine when to sell securities. The Fund also may sell a security when the advisor’s research indicates that the company’s prospects have diminished or when the advisor believes that better investment opportunities are present.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund’s portfolio securities.

Principal Risks of Investing in the Fund

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

–	The earnings and prospects of smaller companies are more volatile than larger companies.

–	Smaller companies may experience higher failure rates than do larger companies.

–

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

–	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the price of an ETF is given to similar volatility as the stocks contained in the index it represents. These volatilities affect the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	Option Risk. Options in the Fund’s portfolio involve high risk and may subject the Fund to higher price volatility. See “Additional Information about the Fund’s Strategies and Risks - Options.”

•

Sector Risk. To the extent that the Fund focuses its investments in one or more economic sectors, factors affecting those sectors could affect Fund performance. For example, technology companies are subject to the risk that their products can quickly become obsolete.

•

Concentration Risk. The Fund’s portfolio often will consist of larger positions in a fewer number of companies than other more broadly diversified mutual funds. In addition, the Fund may retain securities that appreciate in value, even if the position ultimately represents a large percentage of the Fund’s total portfolio. The Fund will not concentrate more than 25% of its assets in any one industry. In determining industry classification, the advisor will rely on standard industry classifications, such as biotechnology, semiconductors or financial services. However, certain broad sectors are likely to be overweighted in the Fund’s portfolio compared to others because the Fund’s advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology, healthcare, financial services and consumer goods and services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

•

Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors who can tolerate the risks associated with common stock investments

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 11.53% (quarter ended March 31, 2006); and the lowest return was -6.02% (quarter ended June 30, 2006).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, ~~2006~~2007)

The Fund	1 Year	Since Inception (3/30/05)
Return Before Taxes	~~13.55~~5.59%	~~19.72~~14.39%
Return After Taxes on Distributions¹	~~1.67~~4.60%	~~11.57~~8.99%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~8.19~~2.66%	~~12.33~~9.30%
Index (reflects no deductions for fees, expenses, or taxes)[2] Russell 2000 Growth Index	~~13.35%~~ 7.05%	~~15.55%~~ 11.70%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee [l,2]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees ~~1.35~~[3]	1.05%
Distribution (12b-1) Fees~~3~~[4]	0.00%
Other Expenses ~~1.47~~[5]	1.25%
Fees and Expenses of Acquired Funds~~4~~	~~0.04~~[6]0.03%
Total Annual Fund Operating Expenses (Before Waiver)	~~2.86~~ 2.33%
Fee Waiver/Expense Reimbursement~~5~~[7]	(~~0.97~~0.90%)
Net Expenses~~6~~	~~1.89~~[8] 1.43%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on Class I shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
[3]

Restated. Effective as of May 31, 2007, the Fund’s management fee was reduced to 1.05% if the net assets of the Fund are $250 million or less, and 1.00% if the net assets of the Fund are over $250 million.

4 The Fund has adopted a 12b-1 Plan which permits the Fund to pay up to 0.25% of its average daily net assets to the Fund’s advisor as a shareholder servicing fee. The ~~plan has not yet been activated.~~

Fund does not currently intend to activate the Plan prior to March 31, 2009.

5 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee effective October 1, 2007.

~~4 Acquired Fund~~6 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.85%.~~

~~5The~~7Restated. Effective as of May 31, 2007, the advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that ~~Net Expenses~~. The contractual agreement is in effect through March 31, 2009. Prior to May 31, 2007, the advisor’s fee cap/expense reimbursement was set as 1.85%.Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.~~. The contractual agreement is in effect through March 31, 2009. Prior to May 31, 2007, the advisor’s fee cap/expense reimbursement was set as 1.85%.Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.85~~1.40% expense limitation.

~~6~~ [8] Restated. Net Expenses are calculated as ~~1.89~~1.43% of ~~its~~the Fund’s average daily net assets based on the advisor’s agreement to cap operating expenses at ~~1.85~~1.40%, plus Acquired Fund Fees and Expenses of ~~0.04%.~~0.03%. Net Expenses have been restated to incorporate the reduced management fee of 1.05% and the advisor’s new fee cap/expense reimbursement agreement of 1.40%. Actual Net Expenses for the fiscal year ended November 30, 2007 were 1.61%.

Example:

This Example is intended to help you compare the cost of investing in Class I shares of the Fund to the cost of investing in other mutual funds. This example assumes that the Fund operating expenses remain the same and that such expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the Fund, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
~~$192~~  $150	~~$794~~ $669	~~$1,423~~ $1,242	~~$3,116~~ $2,942

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

Exchange Traded Funds – Exchange traded funds (“ETFs”) include S&P Depositary Receipts (“SPDRs”), S&P Sector SPDRs, DIAMONDS, iShares, HOLDRS, and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

The Fund may invest up to 20% of its assets in various ETFs. To the extent the Fund invests in ETFs, the Fund is subject to the risks associated with the applicable index. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. In addition, when the Fund invests in an ETF, the Fund’s shareholders generally will be subject to duplicative management fees. Certain ETFs also may be subject to special risks associated with the particular sector or countries in which the ETF invests.

Options. The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

When the Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the “expiration date”). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is “covered,” either 1) by owning the underlying security or (for an option on a stock index) by holding a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

NON-PRINCIPAL STRATEGIES

The investment objective of the Fund may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in securities of money market funds, money market instruments, or short-term U.S. Government securities. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. ~~As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The~~

To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The Fund offers only one class of shares, designated Class I shares. The minimum initial investment in the shares of the Fund is $~~2,500,~~

100,000, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive the investment minimums for existing clients of the advisor and other related parties, and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you purchase or redeem your Class I shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to the Fund.

Mail the application and check to:

U.S. Mail:

Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~46208

By Wire - You may also purchase Class I shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 440-6895 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional Class I shares of the Fund at any time (subject to the minimum investment requirement) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name

-the name ~~of~~on your account(s)

-your account number(s)

-a check made payable to “Chinook Emerging Growth Fund”

Checks should be sent to the Fund at the address listed under the heading “How To Buy Shares – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “How to Buy Shares – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund can pay a fee of up to 0.25% of the average daily net assets of the Fund to the advisor or any bank, broker-dealer or other financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder services to help defray the cost of servicing such shareholders. The ~~plan has not yet been activated and, therefore, no fees were accrued or paid to the advisor pursuant to the plan for the fiscal period ended November 30, 2006. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund,~~

Fund does not currently intend to activate the Plan prior to March 31, 2009. If the Plan is activated, the Fund will pay an annual 12b-1 fee of 0.25%, and these fees would, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks ~~and~~, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15.00 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your Class I shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail (other than short-term redemption fees, if applicable). Your request should be addressed to:

U.S. Mail:

Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

P.O. Box 6110

Indianapolis, Indiana 46206-6110

Overnight:

Chinook Emerging Growth Fund

c/o Unified Fund Services, Inc.

~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300

Indianapolis, Indiana ~~46204~~46208

Your request for a redemption must include your letter of instruction, including the Fund’s name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or to prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 440-6895 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 440-6895. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and, in a timely fashion, responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 440-6895. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be ~~used~~retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, ~~omnibus~~certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. ~~Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediary. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions.~~ Under a federal rule, the Fund ~~will be~~is required to have an agreement with many of its ~~intermediaries~~Financial Intermediaries obligating the ~~intermediaries~~Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~with such an agreement ~~is~~ in place. Certain ~~intermediaries~~Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your ~~shares~~Class I shares and that you receive upon the sale of your Class I shares in the Fund is based on the Fund’s net asset value per share (“NAV”). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most Federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the total assets of the Fund (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after ~~we receive~~the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, ~~assets may~~the security will be valued by the Fund’s advisor at a fair value~~, pursuant to guidelines established by the Board of Trustees. When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund’s advisor seeks to assign the value that represents the amount that the~~ (the amount which he Fund might reasonably expect to receive for the security upon ~~a current sale of the securities~~its current sale), as determined in good faith by the advisor pursuant to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations . However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund’s advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the advisor’s fair value methodology is inappropriate. The Fund’s advisor will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The advisor continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes ~~as dividends~~ to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request~~.~~  to the Fund. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table ~~below. Dividends normally will be distributed by the Fund on an annual basis.~~).

The Fund will normally distribute net realized capital gains to its shareholders ~~normally~~ once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at ~~lower~~ long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary
for one year or less	income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239, serves as investment advisor to the Fund. The advisor has been providing portfolio management services to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trusts, and other institutional investors since ~~1977.~~1997. As of February ~~28, 2007,~~29, 2008, the advisor managed approximately $~~277~~318 million in assets. The advisor is 100% employee-owned. The Fund is the first mutual fund managed by the advisor.

For its advisory services, effective as of May 31, 2007, the advisor is paid a fee at the annual rate of ~~1.35~~1.05% ~~for the first $50 million of the average daily~~if the net assets of the Fund~~, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to~~ are $250 million or less, and 1.00% ~~for~~if the net assets of the Fund are over $250 million. The advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses so that ~~net~~total annual Fund operating expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed ~~1.85~~1.40% of the average daily net assets of the Fund~~,~~. The contractual agreement is in effect through ~~November 30, 2007.~~March 31, 2009. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.85% expense limitation~~1.40% expense limitation. Prior to May 31, 2007, the advisor was paid an advisory fee at the annual rate of 1.35% of the Fund’s average daily net assets up to $50 million, and the expense limitation agreement was at 1.85%. For the fiscal year ended November 30, ~~2006,~~2007, the advisor received management fees at the annual rate of ~~0.39~~0.43% of the average daily net assets of the Fund (net of fee waiver and reimbursements).

A discussion of the factors that the Board considered in approving the Fund’s management agreement ~~will be~~is included in the Fund’s ~~amended~~ annual report for the period ended November 30, ~~2006.~~2007.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other ~~financial intermediary~~Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some ~~financial intermediaries~~Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some ~~financial intermediaries~~Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the ~~financial intermediary~~Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the ~~financial intermediary~~Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the ~~financial intermediary~~Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to ~~financial intermediaries~~Financial Intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a ~~financial intermediary~~Financial Intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the ~~financial intermediary~~Financial Intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a ~~financial intermediary~~Financial Intermediary’s “preferred list” or other promotional program, some ~~financial intermediaries~~Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial ~~intermediaries~~Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by ~~financial intermediaries~~Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers. The investment decisions for the Fund are made by Gregory Houser, Lantz Stringham and Grant Brown. Lantz Stringham and Grant Brown handle day-to-day research, operations and trading for the Fund, while Greg Houser sets the overall investment strategy for the Fund.

Greg Houser, CFA, serves as Chief Investment Officer of the advisor. Greg has ~~33~~37 years of investment experience and guides the overall investment strategy of the advisor. Greg received a bachelor’s degree in Business Administration from the University of Oregon in 1970 and an MBA in Finance from the University of California at Los Angeles in 1971. Greg has directed the advisor’s emerging growth investment program since 1997.

Lantz Stringham, CFA, serves as portfolio manager and equity analyst for the advisor and has ~~13~~14 years’ experience as an investment professional. Lantz joined the advisor in October 2002 from RedChip Review, where he was a senior equity analyst concentrating on small- and micro-cap equity research from 1999 to 2002. Lantz received a bachelor’s degree in Finance from the University of Utah in 1995 and obtained the Chartered Financial Analyst designation in 2000.

Grant Brown, CFA, has served a portfolio manager and equity analyst for the advisor since July 2004. Prior to joining the advisor, Grant was an analyst at Ascend Capital, a ~~$1.1 billion~~ hedge fund headquartered in San Francisco, from 2001 to 2004, where he concentrated in the ~~technology~~Technology and ~~healthcare~~Healthcare sectors. Prior to that time, Grant was an analyst at Credit Suisse First Boston with the mergers and acquisition group. Grant received a bachelor’s degree in Industrial Engineering from Stanford University and obtained the Chartered Financial Analyst designation in 2005.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). ~~The information for the period March 28, 2005 (commencement of Fund operations) through November 30, 2005 and for the fiscal year ended November 30, 2006 was audited by the Fund’s independent registered public accounting firm,~~This information has been audited by Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose ~~reports~~report, along with the Fund’s financial statements, ~~are~~is included in the Fund’s Annual Report~~,~~ to Shareholders for the year ended November 30, 2007, which is available upon request and without charge.

Chinook Emerging Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended	Period Ended
	November		November	November
	30, 2007		30, 2006	30, 2005	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 13.02		$ 12.10	$ 10.00

Income from investment operations:
Net investment (loss)	(0.08)		(0.28)	(0.12)
Net realized and unrealized gain on investments	0.96		1.67	2.22
Total from investment operations	0.88		1.39	2.10

Less Distributions to shareholders:
From net realized gain	(4.37)		(0.47)	-
Total distributions	(4.37)		(0.47)	-

Paid in capital from redemption fees	-	(b)	-	-

Net asset value, end of period	$ 9.53		$ 13.02	$ 12.10

Total Return (c)	9.30%		11.93%	21.00%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 15,559		$ 6,864	$ 15,961
Ratio of expenses to average net assets	1.61%	(f)	1.85%	1.85%	(e)
Ratio of expenses to average net assets
before reimbursement	2.35%		2.82%	2.37%	(e)
Ratio of net investment income (loss) to
average net assets	(1.05)%		(1.65)%	(1.58)%	(e)
Ratio of net investment income (loss) to
average net assets before reimbursement	(1.79)%		(2.62)%	(2.10)%	(e)
Portfolio turnover rate	122.74%		126.87%	85.33%

(a) For the period March 28, 2005 (the date the Fund commenced operations) through November 30, 2005; except performance calculations which use the inception date of March 30, 2005, the date the Fund first began to invest in its stated objective.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Effective May 31, 2007, the Fund contractually agreed to reduce its expense cap from 1.85% to 1.40%. As a result, the expense ratio shown reflects an expense cap of 1.85% for the period December 1, 2006 to May 30, 2007 and an expense cap of 1.40% for the period May 31, 2007 to November 30, 2007.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and
•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 440-6895. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund’s Internet site at www.chinookfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

CHINOOK EMERGING GROWTH FUND

Class I Shares

STATEMENT OF ADDITIONAL INFORMATION

March 31, ~~2007~~2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Chinook Emerging Growth Fund (the “Fund”) dated March 31, ~~2007.~~2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal ~~period~~year ended November 30, ~~2006~~2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (800) 440-6895.

PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	9
INVESTMENT ADVISOR	11
TRUSTEES AND OFFICERS	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~17~~16
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	17
PORTFOLIO TURNOVER	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
PROXY VOTING POLICY	20
DETERMINATION OF NET ASSET VALUE	21
REDEMPTION IN-KIND	22
STATUS AND TAXATION OF THE FUND	22
CUSTODIAN	24
FUND SERVICES	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
DISTRIBUTOR	25
DISTRIBUTION PLAN	26
FINANCIAL STATEMENTS	26

DESCRIPTION OF THE TRUST AND FUND

Chinook Emerging Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on March 28, 2005. For performance calculations, the inception date is March 30, 2005, the date the Fund first began to invest in accordance with its stated objective. The investment advisor to the Fund is Chinook Capital Management, LLC (the “Advisor”).

The Fund currently offers a single class of shares, designated as Class I. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of Class I shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

B. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments.

Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D. Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

E.   Money Market Instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or a non-U.S. company, foreign government securities, certificates of deposit, bankers’ acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

F. Derivatives Transactions. The Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

1.         Options on Securities Indices. The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

2.         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

The Fund may purchase and sell call options on equity securities (including convertible securities) that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

3.         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

G. When-Issued and Delayed Delivery Transactions. The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party’s failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued debt securities.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.       Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. The Fund will not invest 40% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. Industries in which the Fund may invest include technology, healthcare, financial services and consumer goods and services.

8.       Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.       Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.       Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.        Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

5.        Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

6.        Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7.        Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is Chinook Capital Management, LLC, 4380 SW Macadam Ave., Suite 250, Portland, OR 97239. The investment decisions for the Fund are made by portfolio managers Gregory Houser, Lantz Stringham and Grant Brown. The Advisor is 100% employee-owned.

Under the terms of the management agreement (the “Agreement”), the Advisor is responsible for managing the Fund’s investments, subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of ~~1.35~~1.05% ~~for the first $50 million of the average daily~~if the net assets of the Fund~~, 1.25% for $50,000,001 to $150 million, 1.15% for $150,000,001 to~~ are $250 million or less, and 1.00% ~~for~~if the net assets of the Fund are over $250 million. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s ~~net~~total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and indirect expenses (such as fees and expenses of acquired funds) and extraordinary expenses, ~~at 1.85~~do not exceed 1.40% of its average daily net assets~~,~~. The contractual agreement is in effect through ~~November 30, 2007.~~March 31, 2009. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.85% expense limitation.~~ 1.40% expense limitation. Prior to May 31, 2007, the advisor was paid an advisory fee at the annual rate of 1.35% of the Fund’s average daily net assets up to $50 million, and the expense limitation agreement was at 1.85%. The following table sets forth the advisory fees paid to the Advisor by the Fund for the fiscal periods indicated:

Fiscal Period Ended	Advisory Fees Accrued	Total ~~Fees~~Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
November 30, 2007	$139,312	$88,270**	$51,042
November 30, 2006	$121,943	$87,190	$34,753
November 30, 2005*	$130,702	$50,498	$80,204

             * For the period March 28, 2005 (commencement of operations) through November 30, 2005.

**This amount is subject to reimbursement by the Fund through November 30, 2010.

The Advisor retains the right to use the name “Chinook” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Chinook” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Gregory Houser, Lantz Stringham and Grant Brown are responsible for the day-to-day management of the Fund (collectively referred to as the “Portfolio Managers”). As of November 30, ~~2006,~~2007, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Gregory Houser	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~124~~303	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~268~~318M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: 0	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Lantz Stringham	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~124~~303	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~268~~318M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: 0	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A
Grant Brown	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~124~~303	Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~268~~318M	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: 0	Investment Companies: ~~None~~N/A Pooled Investment Vehicles: ~~None~~N/A Other Accounts: ~~None~~N/A

Each Portfolio Manager is compensated for his services by the Advisor. For the fiscal ~~period~~year ended November 30, ~~2006,~~2007, each Portfolio Manager received a fixed salary from the Advisor, as well as a percentage of net fee revenue.

It is the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts. The Portfolio Managers typically manage accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

Conflicts may arise as a result of a Portfolio Manager’s dual role in managing the Fund and other client accounts with respect to his allocation of time and investment opportunities among such clients. ~~However, because~~

Because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. As a result of combining responsibilities such as research and stock selection, the Portfolio Managers have the ability to provide both the Fund and other clients with more thorough research and stock selection. It is possible that one or more of the Advisor’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, the Fund may sustain losses during periods in which one or more separate accounts achieve significant profits.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of November 30, ~~2006~~2007:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gregory Houser	Over $1,000,000
Lantz Stringham	$50,001 - $100,000
Grant Brown	$10,001 to $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the ~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”)~~Independent Trustees.

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term ~~and~~of Position with Trust~~**~~	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952)***~~Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~

Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

~~** The Trust currently consists of 41 series.~~

** As of the date of this SAI, the Trust consists of 32 series.

~~***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.~~

The Trust’s ~~audit committee~~

Audit Committee consists of the Independent Trustees. The ~~audit committee~~

Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was established in 2006 and~~

held ~~two~~

four meetings during the year ended December 31, ~~2006.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

~~The following table provides information regarding each officer of the Trust.~~

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~Michael Landis (1971~~William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, ~~March 2007~~ February 2008 to present

~~Vice President Fund Accounting and~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~ 2007; Supervisor, Separate Accounts Administration for ~~PFPC July 2006 -~~American United Life Insurance Company, from 2000 to October ~~2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.~~2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each ~~of the officers is 431 N. Pennsylvania~~

trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~

As of the date of this SAI, the Trust ~~currently~~ consists ~~of 41~~of 32 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

****Effective ~~as of March 12, 2007,~~

February 20, 2008, the Board appointed Mr. ~~Landis~~Murphy as Interim Chief Financial Officer and Treasurer ~~of the Trust~~ to fill the vacancy created by the resignation of the ~~previous~~prior Treasurer ~~and Chief Financial Officer~~.

Compensation.

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~

           ~~* The Trust currently consists of 41 series.~~Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~854~~1,188***	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$~~854~~1,188****	$0	$0	$~~35,000~~38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Michael Landis~~William Murphy, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~3,659~~4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~32 series.

** During the fiscal year ended November 30, ~~2006, each~~

2007, these Trustees received a total of $1,262 each in fees from the Fund.

*** During the fiscal year ended November 30, 2007, the Trustee received a total of $~~1,314 in fees from the Fund.~~ 1,007 in fees from the Fund.

~~*** During the fiscal year ended November 30, 2006, each Trustee received a total of $988 in fees from the Fund.~~

**** During the fiscal year ended November 30, 2007, the Trustee received a total of $1,004 in fees from the Fund.
***** During the fiscal year ended November 30, ~~2006,~~2007, the CCO received a total of $~~5,183~~5,067 from the Fund.

***** *In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March ~~1, 2007,~~15, 2008, the following persons were considered to be either a control person or principal shareholder of Class I shares of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~88.64~~84.14%	Record
Currie & Co. 600 Fifth Ave. New York, NY 10020	6.72%	Beneficial
National Financial Services 200 Liberty St. New York, NY 10281	5.78%	Record

As of March ~~1, 2007,~~15, 2008, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal ~~period~~year ended November 30, ~~2005~~2006 was ~~85.33~~126.87%, and the Fund’s portfolio turnover rate for the fiscal year ended November 30, ~~2006~~2007 was ~~126.87%. The Fund experienced a high portfolio turnover rate during the 2006 fiscal year because several securities in the Fund’s portfolio were subjects of acquisition activity during the year. The resulting cash acquisition deals benefited performance but increased portfolio turnover. Additional sales of portfolio securities were necessitated by shareholder redemptions.~~122.74%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, ~~2006,~~2007, the Advisor did not direct any brokerage transactions to brokers on the basis of research services received from such brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor.

The following table describes the brokerage commissions paid by the Fund for the fiscal periods indicated.

Fiscal Period Ended November 30, 2005*	Fiscal Year Ended November 30, 2006	Fiscal Year ended November 30, 2007
$52,369	$45,475	$25,030
*For the period March 28, 2005 through November 30, 2005

The Trust, the Advisor and the Fund’s distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (800) 440-6895. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings on its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

The Advisor has engaged Institutional Shareholder Services (ISS) to provide independent, expert opinions on corporate governance and other proxy issues and to vote the Fund’s proxies accordingly. ISS is not affiliated with the Advisor. The Advisor reviewed and approved the ISS Proxy Voting Guidelines to ensure that such Guidelines comply with the requirements of the 1940 Act, and that ISS has the capacity and competency to adequately analyze proxy issues and vote proxies in an impartial manner that is in the best interest of the Fund’s shareholders. As a brief summary, the ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management. In most instances, the Advisor’s Proxy Committee members will vote in accordance with the ISS Guidelines. However, the Advisor’s proxy voting policy provides that, in the event a majority of the Proxy Committee members disagree with a particular ISS recommendation, the proxy voting decision will be made by the Advisor’s Chief Investment Officer.

The Advisor reviews the conflict policies and procedures of ISS on an ongoing basis to ensure that its proxy voting advice remains independent from products and services it offers to issuers.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling (800) 440-6895 to request a copy from the Trust’s Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431~~2960 N. ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: UST Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Class I shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price) see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The ~~Trust’s~~

Board of Trustees annually approves the pricing services used by the Fund accounting agent. The fund accounting agent maintains a pricing review committee

~~that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one~~

, which consults with an Independent Trustee who is a member of the Pricing Committee ~~constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities~~

as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The ~~Fund’s~~ net asset value per share of the Class I shares of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Class I shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share

Shares Outstanding

An example of how the Fund calculated its net asset value per share for Class I shares as of the last business day of the fiscal year ended November 30, ~~2006~~2007 is as follows:

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, ~~2006,~~2007, the Fund did not have any capital loss carryforwards.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~

Custodian of the Fund’s investments. The ~~custodian~~

Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian~~

A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.~~

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

~~Unified, 431 North Pennsylvania Street,~~

Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~

IN 46208, acts as the Fund’s transfer agent, ~~administrator, fund accountant and dividend disbursing agent. The officers of the Trust are members of management and/or employees of Unified. Unified operates as~~

fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, ~~Inc.,~~ the parent company of ~~each of~~ the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

The following table provides information regarding fees paid by the Fund to Unified during the fiscal periods indicated in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2007	$19,744	$19,333	$31,500
November 30, 2006	$17,291	$18,667	$31,500
November 30, 2005*	$14,567	$13,548	$20,323

             *For the period March 28, 2005 (commencement of operations) through November 30, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, ~~2007.~~2008. Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~

2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~

IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the ~~Funds. The~~Fund. An officer of the Trust also is an officer of the Distributor, ~~Unified~~ and a Trustee of the Trust is an officer of the Custodian ~~are controlled by~~

, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 13, 2004 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The ~~Plan has not yet been activated and, therefore, no fees were paid by the Fund to either the Advisor or any Recipient for the fiscal year ended November 30, 2006.~~

Fund does not currently intend to activate the Plan prior to March 31, 2009.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants~~’ report~~, required to be included in the Statement of Additional Information, are hereby incorporated by reference to the Fund’s Annual Report to shareholders for the fiscal year ended November 30, ~~2006.~~2007. The Fund will provide the Annual Report without charge upon written request or request by telephone.

Leeb Focus Fund

PROSPECTUS

~~November 30, 2006~~

March 31, 2008

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation,

Consistent with the Preservation of Capital

500 Fifth Avenue, 57th Floor

New York, NY 10110

(866) 400-5332

www.leebfocusfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS	Page
RISK/RETURN SUMMARY	3
FEES AND EXPENSES OF INVESTING IN THE FUND	~~7~~8
HOW TO BUY SHARES	~~8~~9
HOW TO REDEEM SHARES	11
DETERMINATION OF NET ASSET VALUE	14
DIVIDENDS, DISTRIBUTIONS AND TAXES	15
MANAGEMENT OF THE FUND	17
FINANCIAL HIGHLIGHTS	19
~~APPENDIX~~	~~20~~
PRIVACY POLICY	~~24~~21

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Leeb Focus Fund (the “Fund”) is to provide long-term capital appreciation, consistent with the preservation of capital.

Principal Strategies

The Fund invests primarily in large capitalization equity securities. Rather than just mirroring the market, the Fund focuses on finding stocks that appear capable of sustaining high growth rates and that are selling at attractive prices relative to their potential for growth.

The Fund’s Adviser, Leeb Capital Management, Inc., has developed a disciplined investment process. The Adviser conducts ongoing research into significant trends and developments in the economy, global markets, industries, science and politics. The Adviser’s stock selection process typically begins with the S&P® 500 Index, which is a diversified universe of established, large-capitalization U.S. companies, but may also include other companies that appear to meet the Adviser’s criteria even if such companies are not included in the Index. After identifying sectors that the Adviser believes are likely to grow faster than the overall market as represented by the S&P 500® Index, the Adviser performs fundamental analysis to find stocks within each sector that meet the following criteria:

Strong Growth The Fund seeks to invest in stocks of companies that the Adviser projects will have three- to five-year growth rates in excess of the average of the market and/or the companies’ respective sectors.

Competitive Edge The Fund seeks to invest in companies with a competitive edge, either because they are market leaders, and/or they have dominant positions within their industries. The Adviser believes these companies generally offer greater predictability of sales, future earnings and growth rates and that they offer the potential for more stable and consistent returns.

Undervalued Opportunities The Adviser looks for stocks selling at an attractive price, which the Adviser defines as those stocks that have a price to earnings divided by estimated growth (PEG) ratio that is less than the market’s. The Adviser believes that a relatively low PEG ratio indicates that a company’s growth prospects are not fully reflected in the stock’s current price and, thus, the stock is selling at a discount to its true value and prospects. In addition to seeking growth companies at a reasonable price, the Adviser also looks for companies with proven management and sound financial statements.

Diversification The Fund will diversify its portfolio across the market sectors selected by the Adviser. The Fund may diversify into sectors that potentially offer some protection when inflation, deflation or other circumstances adverse to the market arise.

The Adviser will focus on its best ideas, which means that the Fund may invest in a portfolio of as few as 25 stocks. As described above, however, the Adviser will attempt to diversify the Fund’s investments in common stocks issued by U.S. and foreign large-capitalization companies among several market sectors, directly or through exchange-traded funds that invest in such securities. The Adviser considers large-capitalization companies to be those with market capitalizations of at least $8 billion. The Fund typically will invest in foreign companies through the use of depositary receipts such as American Depositary Receipts, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.

From time to time, the Fund may invest up to 20% of its assets in small- and mid-capitalization companies if the Adviser’s research indicates that the companies represent true leaders in their market sectors and satisfy the Adviser’s other investment criteria.

The majority of the Adviser’s research is generated in-house, while the remaining portion comes from outside sources such as other investment firms. All of these sources help to augment the Adviser’s research efforts and to assist portfolio managers in arriving at earnings and growth estimates and expectations.

Sell Discipline

There are three main conditions under which the Adviser typically sells securities:

•	If the Adviser foresees a major change in the economic environment, such as the start of a new trend in interest rates or inflation, that warrants a different asset mix.
•	If a security fails to live up to the Adviser’s expectations.
•	If a security meets the Adviser’s performance expectations (or the Adviser determines that further upside potential is limited).

Principal Risks of Investing in the Fund

•

Equity Risk. The equity markets are volatile. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions and investor confidence. The Fund’s investments may decline in value if the equity markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•

Growth Risk. If the Adviser’s perception of a company’s growth potential is incorrect, the securities purchased may not perform as expected, which may reduce the Fund’s return. Because of their perceived growth potential, growth stocks typically sell at higher price to earnings multiples than non-growth stocks. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and of the broader economic picture.

•

Valuation Risk. The determination that a stock is undervalued is subjective. The market may not agree with the Adviser’s determination and the stock’s price may not rise to what the Adviser believes is its full value. The stock may even decrease in value.

•

ETF Risk. When the Fund invests in another investment company such as an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Sector Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies that impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

•

Company Risk. The net asset value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company’s shares can be more volatile than the market as a whole. Because the Fund invests in a limited number of companies, the performance of an individual company in the Fund’s portfolio generally will tend to have a greater effect on the Fund’s overall returns.

•

Portfolio Turnover Risk. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Buying and selling securities could result in payment by shareholders of an ordinary income tax on short-term capital gains or a tax on long-term capital gains. The Fund cannot accurately predict future annual portfolio turnover rates. Portfolio turnover rates may vary substantially from year to year because portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual securities, warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors who can tolerate the risks associated with investing in common stocks

General

The Fund’s investment objective is not a fundamental policy and it may be changed by the Board of Trustees (the “Board”), without a vote of shareholders, upon sixty (60) days’ prior notice. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds or exchange-traded funds that do not meet its investment criteria), investment grade fixed income securities, zero coupon bonds, repurchase agreements, certificates of deposit, bank time deposits, bankers’ acceptances, or commercial paper. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies, or when the Fund’s Adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available. If the Fund invests in shares of another investment company, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its primary investment objective of seeking long-term capital appreciation.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 8.11% (2nd quarter, 2007); and the lowest return was 0.20% (1st quarter, 2007).

~~The Fund recently commenced operations and, as a result, has no prior performance history. The appendix at the end of this prospectus sets forth performance data relating to the historical performance of accounts managed by the Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

	One Year	Since Inception (12/26/2006)
The Fund
Return Before Taxes	21.00%	20.44%
Return After Taxes on Distributions[1]	20.32%	19.71%
Return After Taxes on Distributions and Sale of Fund Shares[1]	13.64%	16.95%
Index (reflects no deduction for fees, expenses, or taxes)[2]
S&P 500 Index	5.49%	5.58%
Russell 1000 Growth Index	3.09%	3.16%

¹After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and the Russell 1000 Growth Index are widely recognized unmanaged indices of equity prices and may be representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	~~Retail Class~~ 	~~Institutional  Class~~
~~Maximum Sales Charge (Load) Imposed on Purchases~~	~~None~~	~~None~~
~~Maximum Deferred Sales Charge (Load)~~	~~None~~	~~None~~
~~Redemption Fee~~	~~2.00%~~[1]	~~None~~
~~Exchange Fee~~	~~None~~	~~None~~

~~Annual Fund Operating Expenses (expenses deducted from Fund assets)~~	~~Retail Class~~ 	~~Institutional  Class~~
~~Investment Advisory Fee~~ 	~~0.85%~~	~~0.85%~~
~~Distribution/Servicing-Rule 12b-1 Fee2~~	~~0.25%~~	~~None~~
~~Other Expenses 3~~	~~0.94%~~	~~0.94%~~
~~Total Annual Fund Operating Expenses (Before Waiver)~~ 	~~2.04%~~	~~1.79%~~
~~Fee Waiver/Expense Reimbursement4~~	~~(0.29%)~~	~~(0.29%)~~
~~Net Expenses~~	~~1.75%~~	~~1.50%~~

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses[2]	3.04%
Fees and Expenses of Acquired Funds[3]	0.02%
Total Annual Fund Operating Expenses	3.91%
Expense Reimbursement[4]	(2.39%)
Net Expenses[5]	1.52%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a fee of 2.00% of the redemption proceeds on ~~Retail Class~~ shares redeemed within 60 calendar days after they are purchased~~. No short-term redemption fee is charged on Institutional Class shares~~. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

~~2 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% of the Retail Class’ average net assets to the Adviser or any financial institution that provides distribution services and/or personal services to Fund shareholders.~~

~~3 Based on estimated amounts for the Fund’s initial fiscal year. These “Other Expenses” include custodian, transfer agency and accounting agent fees, as well as other operating expenses.~~

2 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

3Fees and Expenses of Acquired Funds represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses. Fees and Expenses of Acquired Funds are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

4 The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s total annual ~~net~~ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest), at 1.75% of the average daily net assets of the Retail Class, and 1.50% of the average daily net assets of the Institutional Class, from commencement of Fund operations through November 30, 2008.~~Fees and Expenses of Acquired Funds), do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the ~~expense~~waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~above~~1.50% expense ~~limitations~~limitation.

5Net Expenses are calculated as 1.52% of the Fund’s average daily net assets based on the Adviser’s agreement to cap certain operating expenses at 1.50%, plus Fees and Expenses of Acquired Funds of 0.02%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
~~Retail Class~~	~~$178~~	~~$551~~
~~Institutional Class~~	~~$153~~	~~$474~~
	$160	$1,030	$1,989	$4,841

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

~~Classes of Shares~~

The ~~Funds currently offer two share classes: Retail Class and Institutional Class. Retail Class. Retail Class shares require an~~minimum initial ~~minimum~~ investment ~~of~~in the Fund is $2,500 ($1,000 for retirement accounts) and minimum subsequent investments are $250. ~~Retail Class shares charge a 0.25% 12b-1 fee and are targeted to investors who buy mutual funds through financial institutions (such as broker-dealers).~~

~~Institutional Class. Institutional Class shares are subject to a higher minimum initial investment of $100,000, and minimum subsequent investments are $1,000. Institutional Class shares have no 12b-1 expense. Institutional Class shares can be purchased by, among other investors:~~

~~•~~	~~Individual investors;~~
~~•~~	~~Fee-only financial planners;~~
~~•~~	~~Investment advisers and broker dealers;~~
~~•~~	~~Any bank, trust company or other type of depository institution;~~
~~•~~	~~Any insurance company, investment company or foundation purchasing shares for its own account;~~
~~•~~	~~Any retirement plan such as a 401(k), 403(b) or 457(b) plan or the custodian for such a plan;~~
~~•~~

~~Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an “Eligible Benefit Plan”:~~

~~“Eligible Benefit Plans” are qualified or nonqualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan’s or program’s aggregate investment in the Fund exceeds $1 million.~~

~~The Fund reserves the right to change the above eligibility criteria for its Institutional Class shares.~~      The Adviser may, in its sole discretion, waive the minimum investment amounts for any class of shares in connection with investments by individual retirement accounts (IRAs) and in certain other circumstances including, but not limited to, other qualified plans, automatic investment plans and payroll deductions. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to “Leeb Focus Fund”~~; and~~
~~•~~	~~specify whether you intend to purchase Retail Class or Institutional Class shares of the Fund.~~

Mail the application and check to:

U.S. Mail:	Overnight:
Leeb Focus Fund	Leeb Focus Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	~~431~~2960 North ~~Pennsylvania~~Meridian Street Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana ~~46204~~46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (866) 400-5332 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name ~~of~~on your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (866) 400-5332 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~The~~Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (866) 400-5332 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

~~Distribution Plan~~

~~The Fund has adopted a plan under Rule 12b-1 for the Retail Class (the “Plan”) pursuant to which the Fund is authorized to pay a fee of 0.25% to the Fund’s Adviser or any broker-dealer, bank, investment adviser or other financial institution that assists the Fund in the sale and distribution of Retail Class shares or that provides shareholder servicing to the Retail Class shareholders. These fees will, over time, increase the cost of your investment in the Retail Class shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets attributable to the Retail Class shares on an on-going basis.~~

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks ~~and~~, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Leeb Focus Fund	Leeb Focus Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	~~431~~2960 North ~~Pennsylvania~~Meridian Street Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana ~~46204~~46208

Your request for redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (866) 400-5332 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (866) 400-5332. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request redemption by mail.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds in connection with a ~~withdrawal~~redemption of ~~Retail Class~~ shares that were purchased within 60 calendar days of such redemption. Shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought ~~Retail Class~~ shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing ~~Retail Class~~ shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, ~~omnibus~~certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (866) 400-5332. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $~~100,000 for the Institutional Class or $2,500 for the Retail Class,~~2,500, or such other minimum amount as the Fund may determine from time to time. ~~Alternatively, the Fund may require an Institutional Class shareholder to convert its Institutional Class shares into Retail Class shares in the event the net asset value of such shareholder’s account falls below $100,000 due to redemptions (excluding the effect of reductions in value due to market fluctuations).~~ You may increase the value of your shares ~~in the appropriate class~~ to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV) ~~for the applicable class. Each class’~~. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). ~~For each class, the~~The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the ~~applicable~~ NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or of an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser ~~pursuant to guidelines established~~according to procedures approved by the Board of Trustees . Fair ~~value pricing~~valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Without fair ~~value pricing~~valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair value upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income ~~in the form of dividends~~ and any net realized capital gains ~~to its shareholders~~. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund ~~declares and pays dividends at least~~typically distributes its net long term capital gains and its net short term capital gains annually.

Taxes. ~~Investment~~Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed below (including in the table).

The Fund will ~~normally~~typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 ~~(the “2003 Tax Act”)~~ and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “~~2005~~ Tax ~~Act~~Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares(including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the ~~2003 and 2005~~ Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Leeb Capital Management, Inc., 500 Fifth Avenue, 57th Floor, New York, New York 10110, serves as Adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser establishes the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser has provided investment advisory services to individual and institutional accounts since 1984. The Adviser is controlled by Stephen Leeb, Ph.D., President, Chief Investment Officer and Chairman of the Investment Committee, of the Adviser.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.85% of the Fund’s average daily net assets. The Adviser paid the initial organizational and offering expenses of the Fund, subject to reimbursement by the Fund of certain offering expenses~~.~~ The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s total annual ~~net~~ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest), at 1.75~~Fees and Expenses of Acquired Funds), do not exceed 1.50% of the Fund’s average daily net assets ~~for the Retail Class and 1.50% for the Institutional Class from commencement of Fund operations through November 30, 2008.~~. The contractual agreement is in place through March 31, 2009. Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the ~~expense~~waiver or reimbursement was incurred ~~by the relevant class~~, provided that the Fund is able to make the repayment without exceeding the ~~applicable~~1.50% expense limitation. During the fiscal year ended November 30, 2007, the adviser was obligated to waive its entire fee pursuant to the expense cap agreement with the Fund.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other ~~financial intermediary~~Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some ~~financial intermediaries~~Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some ~~financial intermediaries~~Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the ~~financial intermediary~~Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the ~~financial intermediary~~Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the ~~financial intermediary~~Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to ~~financial intermediaries~~Financial Intermediaries for such services.

To the extent that the Adviser pays a fee to a ~~financial intermediary~~Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the ~~financial intermediary~~Financial Intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a ~~financial intermediary~~Financial Intermediary’s “preferred list” or other promotional program, some ~~financial intermediaries~~Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial ~~intermediaries~~Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by ~~financial intermediaries~~Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement ~~will be~~is contained in the Fund’s ~~initial~~semi-annual report to shareholders~~.~~ for the fiscal period ended May 31, 2007.

Portfolio Managers

The following portfolio managers, each a member of the Adviser’s Investment Committee, are responsible for the day-to-day management of the Fund: Dr. Stephen Leeb, Chairman of the Investment Committee, Ms. Yevgeniya (Genia) Turanova, and Mr. David Sandell.

Stephen Leeb, Ph.D, President, Chief Investment Officer, Chairman of the Investment Committee and Senior Portfolio Manager ~~- As Chairman of the~~– Dr. Leeb is a leading authority on the stock market, energy trends and personal finance. As Leeb Capital Management, Inc.’s President and Investment Committee Chairman, Dr. Leeb uses a systematic approach to evaluate market trends and make investment decisions. Dr. Leeb combines his knowledge of macro-economic trends and current market conditions with detailed fundamental research about specific companies he follows in order to guide the Investment Committee’s decisions regarding stocks ~~the~~that are placed in portfolios under the Adviser’s management. He is responsible for coordinating macro-economic analyses and fundamental research, and, as Chairman of the Investment Committee, has the ultimate authority with respect to purchases and sales in client portfolios. Dr. Leeb ~~has~~ served as the portfolio manager of a registered investment company, the ~~MegaTrends~~Mega Trends Fund (including its predecessor fund ~~the~~, Leeb Personal Finance ~~Investment~~investment Trust) ~~since 1991.~~from 1991 through the third quarter of 2007. Dr. Leeb is the author of six books on ~~investments~~investment and financial trends and editor of the monthly financial newsletter, The Complete Investor. He also serves as editor of Leeb’s Aggressive Trader and ~~Emerging Investments~~Leeb’s Income Performance newsletters ~~and he is a shareholder of Leeb Brokerage Services~~. He was a long-time editor of the Personal Finance financial newsletter. Dr. Leeb received his B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. He earned his ~~master~~Master’s degree in Mathematics and Ph.D~~.~~ in Psychology from the University of Illinois.

Genia Turanova, Portfolio Manager - Ms. Turanova joined the Adviser in 2001. She provides fundamental research in multiple sectors. Ms. Turanova is also an Associate Editor of The Complete Investor and Editor of Leeb’s Aggressive Trader. Prior to joining the Adviser, she was a research analyst with Independence Asset Management, LLC in New York from 1999 to 2001. She received her BS degree in Economics from Kharkiv National University (Ukraine) in 1986, where she later taught ~~management and economics courses~~. Ms. Turanova earned an MBA in Finance and Investments from the Honors MBA Program at Zicklin School of Business at Baruch College, CUNY in 2000. Ms. Turanova is a CFA ~~Level III candidate~~charterholder.

David A. Sandell, Portfolio Manager and Head Trader - David Sandell began his career with the Adviser in 2004, and provides fundamental research in various sectors. As Head Trader, Mr. Sandell is responsible for trade allocations and trade execution. He is also responsible for maintaining the firm’s performance composites in compliance with applicable standards. Mr. Sandell serves as an Associate Editor of The Complete Investor, and his market observations have been quoted in the media, including Wall Street Journal Radio, Reuters, and Bloomberg TV and Radio. Mr. Sandell graduated with honors from Washington University in St. Louis in 2004 with a degree in Finance and Psychology. While at Washington University, Mr. Sandell worked for Morgan Stanley as a sales assistant during summer and other breaks. Mr. Sandell is a CFA ~~Level III candidate~~charterholder.

The Statement of Additional Information provides the following additional information about the portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

~~Because the Fund recently commenced operations, there are no financial highlights available at this time.~~The following table is intended to help you better understand the Fund’s financial performance since the inception of the Fund. Prior to January 31, 2008, the Fund offered two different classes of shares, known as Institutional Class shares and Retail Class shares. Effective as of January 31, 2008, the Fund no longer offers Retail Class shares, and the former Institutional Class shares are known as shares of the Fund, with no class designation. The table below contains information regarding the former Institutional Class shares of the Fund. Certain information reflects financial results for a single Institutional Class share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report to Shareholders, available upon request without charge.

~~Adviser’s Prior Performance~~

~~The data is provided to illustrate the past performance of the Adviser in managing substantially similar large-cap growth accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.~~

~~The Adviser’s Large-Cap Growth Composite (the “Composite”) represents all fee-paying advisory accounts with assets greater than $250,000 that are managed on a discretionary basis in accordance with the adviser’s Large-Cap Growth (“LCG”) investment strategy. Such accounts include, but are not limited to: high net worth individuals, trusts, institutions, and charitable organizations.~~

~~The performance data shown below was compiled by the Adviser in accordance with calculation methodologies prescribed within the Global Investment Performance Standards (GIPS) developed by the CFA Institute. In certain cases, the calculation methodologies prescribed by GIPS may be different from the standards SEC formula used by mutual funds for presenting their performance returns. The returns of the accounts presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Adviser’s institutional accounts without provision for federal or state income taxes. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. Ashland Partners & Company LLP has verified the Adviser on a firm-wide basis for the period March 31, 1999 through June 30, 2006. In addition, a performance examination of the performance results for the Composite has been conducted for the period beginning March 31, 1999. See below for performance disclosure.~~

~~Certain accounts for which results are reported are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of such accounts are greater than what the Fund’s performance would have been.~~

~~Adviser’s Large Cap Growth Composite~~

~~Annualized Total Return through 12/31/05~~

	~~One Year~~	~~Three Years~~	~~Five Years~~	~~Since Inception~~(1)
~~Adviser’s Large Cap Growth Composite (Net of Fees)~~	~~11.8%~~	~~18.2%~~	~~1.3%~~	~~6.2%~~

~~S&P 500 Index(2)~~	~~4.9%~~	~~14.4%~~	~~0.5%~~	~~1.1%~~

~~Russell 1000 Growth Index(3)~~	~~5.3%~~	~~13.2%~~	~~-3.6%~~	~~-3.1%~~

~~(1)~~	~~Date of inception is March 31, 1999.~~
~~(2)~~

~~The S&P 500 Index is a widely recognized index that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses and taxes.~~

~~(3)~~

~~The Russell 1000 Growth Index is a subset of the Russell 1000 Index which is an unmanaged capitalization-weighted index of 1000 stocks designed to represent the broad domestic economy. The Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The index figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses and taxes.~~

~~Leeb Capital Management (LCM) Performance Results: Large Cap Growth (LCG) Composite April 1, 1999 through June 30, 2006~~

~~Year~~	~~Total Return (Gross)~~	~~Total Return (Net of Fees)~~	~~Russell 1000 Growth Index~~	~~S&P 500~~	~~Number of Accounts~~	~~Composite Dispersion~~[10]	~~Composite Assets (US$ mil)~~	~~Total LCG Assets (US$ mils)~~	~~% of LCG Assets in Composite~~	~~Composite Assets as % of Firm assets~~	~~Total Firm Assets (US$ mil)~~
~~1999 11~~	~~24.5%~~	~~23.2%~~	~~25.2%~~	~~15.3%~~	~~19~~	~~-~~	~~$14.1~~	~~$55.1~~	~~25.6%~~	~~21.0%~~	~~$67.0~~
~~2000~~	~~15.6%~~	~~14.0%~~	~~-22.4%~~	~~-9.1%~~	~~27~~	~~4.7%~~	~~$20.3~~	~~$73.1~~	~~27.8%~~	~~23.1%~~	~~$87.8~~
~~2001~~	~~-8.2%~~	~~-9.6%~~	~~-20.4%~~	~~-11.9%~~	~~45~~	~~4.3%~~	~~$28.2~~	~~$74.4~~	~~37.9%~~	~~29.7%~~	~~$95.1~~
~~2002~~	~~-27.3%~~	~~-28.4%~~	~~-27.9%~~	~~-22.1%~~	~~25~~	~~3.1%~~	~~$15.7~~	~~$52.0~~	~~30.2%~~	~~23.4%~~	~~$67.1~~
~~2003~~	~~34.4%~~	~~32.6%~~	~~29.7%~~	~~28.7%~~	~~27~~	~~4.0%~~	~~$20.8~~	~~$65.7~~	~~31.7%~~	~~24.8%~~	~~$83.8~~
~~2004~~	~~12.9%~~	~~11.3%~~	~~6.3%~~	~~10.9%~~	~~57~~	~~2.0%~~	~~$56.1~~	~~$79.0~~	~~71.0%~~	~~51.4%~~	~~$109.1~~
~~2005~~	~~13.5%~~	~~11.8%~~	~~5.3%~~	~~4.9%~~	~~81~~	~~1.8%~~	~~$75.3~~	~~$107.1~~	~~70.3%~~	~~50.8%~~	~~$148.2~~
~~2006 11~~	~~1.2%~~	~~0.4%~~	~~-0.9%~~	~~2.7%~~	~~85~~	~~-~~	~~$76.5~~	~~$90.3~~	~~84.7%~~	~~56.3%~~	~~$136.0~~

~~LCM has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).~~

~~Notes:~~

~~1. LCM is an SEC-registered investment adviser that is part of the Leeb Group and is affiliated with newsletter publishing companies and a registered broker-dealer. LCM’s Large cap Growth Composite (“Composite”) represents fee paying accounts with assets greater than $250,000 that are managed in accordance with LCM’s Large Cap Growth (“LCG”) investment strategy. This strategy invests in equities that are managed with a view towards capital appreciation. The two major tenets of LCM’s Growth investment strategy include the selection of stocks within sectors whose projected growth is higher relative to that of the market, and those stocks which are more cheaply valued than the market on a PEG basis.~~

~~2. The Composite was created as of March 31, 1999, which coincides with the inception of this strategy. A complete list and description of LCM’s composites is available upon request. For the periods from April 1, 1999 through June 30, 2006, LCM has been verified by Ashland Partners and Company LLP. A copy of the verification report is available upon request. Additional information regarding the firm’s policies and procedures for calculating and reporting performance results is also available upon request.~~

~~3. The composite returns are compared to the S&P 500 and the Russell 1000 Growth Indices, the volatility and holdings of which may be materially different from that of the composite. The S&P 500 Index is widely regarded as the best single gauge of the U.S. equities market; this index includes a representative sample of 500 leading companies in leading industries of the U.S economy. The Russell 1000 Growth Index is widely used by institutional investors as a gauge of the U.S. large-cap growth equity market.~~

~~4. Valuations are computed and performance is reported in U.S. dollars.~~

~~5. Composite returns are calculated using the Modified Dietz formula. This methodology has been applied consistently for all periods. Other methods may produce different results.~~

~~6. Composite returns are presented gross and net of management fees and include the reinvestment of all dividends and income. Gross returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. Net of fee performance was calculated using the highest management fee charged to clients in accordance with LCM’s Growth strategy fee schedule which is stated below and is described in Part II of LCM’s ADV, which is available upon request. LCM’s advisory fee schedule is the following:~~

~~Retail Growth Account: Up to $750,000: 1.5%, Over $750,000: 1.0%~~

~~7. Quarterly and annual rates of return for the portfolio are computed by compounding the monthly rates of return over the applicable number of months.~~

~~8. “Total LCG Assets” refers to all assets in the LCG strategy, including those that fall below the composite inclusion minimum of $250,000. This figure is provided for comparison purposes.~~

~~9. LCM utilizes neither leverage nor derivative investments as a material component of its investment strategies.~~

~~10. The annual composite dispersion presented is an asset-weighted standard deviation calculated for the accounts in the composite for the entire year.~~

~~11. Performance periods of less then 12 months are not annualized. Year 1999 results are for the period of April 1, 1999 through December 31, 1999. This period’s results are not annualized. Year 2006 results are for the period of January 1, 2006 through June 30, 2006. This period’s results are not annualized.~~

~~12. Leeb defines a significant cash flow as an external flow of cash or securities (capital additions or withdrawals) that is client initiated. An external flow of at least 10% of the portfolio market value is considered significant. A significant cash flow into or out of an account is considered a temporary loss of discretion and as such, an account would be removed from the composite in the month before the cash flow arises. An account that is removed from the composite due to the occurrence of a significant cash flow is to be included back in the composite once the account returns to fully-invested status.~~

~~13. Additional information regarding policies for calculating and reporting returns is available upon request.~~

~~14. Actual performance of client accounts may differ substantially.~~

~~15. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.~~

Leeb Focus Fund - Class I
Financial Highlights
(For a share outstanding during the period)

	Period ended
	November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income	0.16
Net realized and unrealized gain (loss)	1.75
Total from investment operations	1.91

Less Distributions to shareholders:
From net investment income	(0.01)
From net realized gain	-
Total distributions	(0.01)

Net asset value, end of period	$ 11.90

Total Return (b)	19.16%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 10,002
Ratio of expenses to average net assets	1.50%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	3.89%	(d)
Ratio of net investment income to
average net assets	1.97%	(d)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.42)%	(d)
Portfolio turnover rate	54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and~~, when available,~~ the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (866) 400-5332. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Fund’s website at www.leebfocusfund.com.

You may review and copy information about the Fund (including the SAI and other reports) at the ~~Securities and Exchange Commission (“SEC”)~~SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

Leeb Focus Fund

STATEMENT OF ADDITIONAL INFORMATION

~~November 30, 2006~~

March 31, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Leeb Focus Fund dated ~~November 30, 2006.~~March 31, 2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, 2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (866) 400-5332.

TABLE OF CONTENTS	PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	7
INVESTMENT ADVISER	9
TRUSTEES AND OFFICERS	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~14~~15
PORTFOLIO TURNOVER	~~14~~16
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~15~~16
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~15~~16
DISCLOSURE OF PORTFOLIO HOLDINGS	~~16~~18
PROXY VOTING POLICY	~~17~~19
DETERMINATION OF NET ASSET VALUE	~~18~~20
REDEMPTION IN-KIND	~~18~~20
STATUS AND TAXATION OF THE FUND	~~19~~21
CUSTODIAN	~~20~~22
FUND SERVICES	~~20~~23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~21~~23
DISTRIBUTOR	~~21~~23
~~DISTRIBUTION PLAN~~	~~21~~
FINANCIAL STATEMENTS	~~22~~24

DESCRIPTION OF THE TRUST AND FUND

Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on November 21, 2006, and the Fund ~~expects to commence~~commenced investment operations on ~~or after~~ December ~~1,~~26, 2006. The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. ~~The Fund currently offers two classes of shares, and may offer additional classes of shares in the future.~~

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Common stock represents an ownership interest in a company. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. The prices of equity securities fluctuate based on, among other things, events specific to their issues and market place, economic and other conditions.

B.        Depository Receipts. The Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depository receipt facilities may be established as either “unsponsored” or “sponsored”. While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

C.         Convertible Securities. The Fund may invest in convertible securities (i.e., convertible into shares of common stock). Types of convertible securities include convertible bonds, convertible preferred stocks, exchangeable bonds, and warrants. Convertible securities combine the benefits of higher and more stable income than the underlying common stock generally provides, with the potential of profiting from an appreciation in the value of the underlying security. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, the investor may benefit from the increase in the market price of the underlying common stock. Convertible securities generally offer lower yields than non-convertible fixed-income securities of similar quality because of their conversion features and may decrease in value when interest rates rise. Convertible securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities

D.         Real Estate Investment Trusts (REITs). The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

E.         Zero Coupon Bonds. The Fund may invest in zero coupon bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

F.         Other Government Obligations. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

G.        Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. ETFs in which the Fund may invest include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs~~Vanguard ETFs. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

H.         Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. ~~These rating symbols are described in the Appendix.~~

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

I.          Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by Huntington Bank, N.A., (the “Custodian”) or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended, (the “1940 Act”).

J.          Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust with respect to the Fund as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.         Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

4.         Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISER

Leeb Capital Management, Inc., 500 Fifth Avenue, 57th Floor, New York, New York 10110, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary, subject to approval of the Board of Trustees. The Adviser also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities shall be purchased or sold by the Fund.

As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 0.85% of the Fund’s average daily net assets. The Adviser contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain net~~so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes ~~and~~, extraordinary expenses, ~~at 1.75% of the Fund’s average daily net assets for the Retail Class, and at~~and any indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.50% of the Fund’s average daily net assets ~~for the Institutional Class, in each case through November 30, 2008.~~. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the ~~expense~~waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~appropriate~~1.50% expense limitation.

The following table describes the advisory fees paid to the Adviser by the Fund for the last fiscal period:

Fiscal Period Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
November 30, 2007	$60,792	$170,887*	$0

The Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on August 14, 2006. A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement ~~will be~~is contained in the Fund’s ~~initial~~ semi-annual report to shareholders~~.~~ for the period ended May 31, 2007.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Adviser retains the right to use the name Leeb in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name Leeb automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

Dr. Stephen Leeb, Ms. Yevgeniya (Genia) Turanova and David Sandell each provide portfolio management services to the Fund (collectively, the “Portfolio Managers”). All of Adviser’s client accounts are managed by the Adviser’s Investment Committee as a team, and not by individual portfolio managers. Dr. Leeb is the Chairman of the Investment Committee, and Ms. Turanova and Mr. Sandell are members of the Investment Committee. The following table shows the type and number of other accounts managed by the Adviser’s Investment Committee (not including the Fund) as of ~~September~~November 30, ~~2006.~~2007. Asset amounts are approximate and have been rounded.

Portfolio Managers	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Stephen Leeb Genia Turanova David Sandell (as members of the Adviser’s Investment Committee)	Registered Investment Companies: ~~1~~0 Pooled Investment Vehicles: 0 Other Accounts: ~~361~~269	Registered Investment Companies: ~~$17,046,988~~N/A Pooled Investment Vehicles: N/A Other Accounts: ~~$121,616,868~~$139,570,000	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: ~~5~~4	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $~~1,465,818~~1,930,000

Compensation. The Adviser currently pays all Portfolio Managers a base salary as well as a discretionary bonus which is based on the overall profitability of the firm, determined on a pre-tax basis. Salaries are not based on individual accounts’ performance. The Portfolio Managers are entitled to participate in a company-sponsored retirement plan commensurate with the other employees of the firm. ~~Portfolio Managers do not receive deferred compensation.~~

Potential Conflicts of Interest. The Adviser (not the Portfolio Managers) receives a fee based on the performance of certain individual accounts that the Adviser manages using an investment strategy that is different from the Fund. The performance fee is in addition to a fixed management fee that the Adviser receives for managing such funds’ portfolio. In contrast, the fees paid by the Fund to the Adviser are not based on the performance results of the Fund. The performance fees may create a potential conflict of interest by providing an incentive for the Adviser to allocate more volatile stocks with greater capital appreciation opportunity to these other accounts rather than to the Fund, although such risk is minimized as a result of the differing investment strategies between the Fund and the accounts subject to a performance fee. In addition, the Adviser has adopted policies requiring fair and equitable allocation of appropriate investment opportunities among its client accounts in an attempt to mitigate the risk that Portfolio Managers may prefer one account over another.

The Portfolio Managers may be presented with potential or actual conflicts of interest as a result of their day-to-day management responsibilities with respect to other accounts managed by the Adviser. For example, management of these other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and such other accounts. The Adviser ~~has determined that the Portfolio Managers would be able to devote sufficient attention to the management of the Fund. In addition, the Adviser~~ continually seeks to manage such competing interests for the time and attention of the Portfolio Managers. Because the Adviser employs the same “focused” investment strategy, which seeks primarily large cap stocks, on behalf of all of the Adviser’s clients, allocation of investment opportunities among accounts ~~with different strategies~~ is not a material conflict that the Adviser believes is likely to arise in managing the Fund.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each Fund portfolio transaction consistent with its duty to seek best execution of the transaction. Whenever possible, the Adviser will combine orders for the purchase and sale of securities on behalf of the Fund with those of other accounts with respect to which the Adviser has full trading discretion. The Adviser ~~can generally~~seeks to improve the price, transaction costs, and other aspects of trade execution when orders in the same security are aggregated for multiple clients. The Adviser seeks to ensure fair and equitable treatment of each of its clients when aggregating and allocating client trades.

~~The Adviser does not anticipate any material conflicts of interest between management of the Fund and other accounts managed by the firm. The Adviser will utilize the same investment strategy to manage the assets of the Fund that it uses to manage most of its other accounts and, as a result of combining responsibilities such as asset selection and research, the Adviser believes the Portfolio Mangers will be able to provide both the Fund and the Adviser’s other clients with more thorough research and higher quality asset selection. In addition, the Adviser uses a model portfolio to ensure that all accounts without client specific restrictions contain the same holdings. The Adviser’s brokerage and trading policies are designed to ensure that no conflicts arise between transactions involving the Fund and those involving separately managed accounts.~~Securities Owned in the Fund by Portfolio Managers. As ~~soon as practicable after the Fund’s effectiveness,~~of November 30, 2007, the Portfolio Managers ~~intend to purchase~~owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Stephen Leeb	$~~500,000 - $1,000,000~~50,001 –100,000
Genia Turanova	None
David Sandell	$~~0~~1 - $10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~adviser~~advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300., Indianapolis, IN ~~46204.~~46208.
** The Trust currently consists of ~~36~~32 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Adviser~~Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established and~~ held ~~no~~four meetings during the year ended December 31, ~~2005.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, ~~as defined in the 1940 Act,~~ and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952~~Nancy V. Kelly (Age - 52)*** Trustee, ~~December 2002~~November 2007 to present;

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from~~Executive Vice President of Huntington National Bank, the Trust’s custodian, since December ~~2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~2001.

Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Terrance P. Gallagher, JD, CPA (1958~~John C. Swhear (Age - 46) Senior Vice President, ~~July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006~~May 2007 to present

~~Senior~~ Vice President~~, Director~~ of Legal Administration and Compliance ~~of~~for Unified Fund Services, Inc., the Trust’s administrator, since ~~November, 2004~~April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since ~~October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987~~May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to ~~November 1998.~~April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

                 * The address for each trustee and officer of the ~~trustees and officers~~Trust is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** The Trust currently consists of ~~36~~32 series.

~~*** Mr. Tritschler may be deemed to be an interested person of the Trust because he owns shares of Unified Financial Services, Inc. (“UFS”), the parent company of the Fund’s distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase the distributor effective on or after January 1, 2007. As a result, it is anticipated that on the effective date, Mr. Tritschler will no longer be an interested person of the Trust and he will qualify as an Independent Trustee.~~

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., one of the Trust’s distributors.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the     vacancy created by the resignation of the former Treasurer.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, ~~2005.~~2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of ~~36~~32 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by ~~each series in~~ the ~~Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and ~~each series incurs its expenses at the same rate~~the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~*~~[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$~~1,250~~1,500[2]	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,250~~1,500[2]	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~972~~1,188[3]	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$1,188[3]	$0	$0	$38,000
~~Non-Independent~~Interested Trustees and Officers	Aggregate Compensation from ~~each~~the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~*~~[1]
~~Ronald C. Tritschler~~Nancy V. Kelly, Trustee	$~~972~~0	$0	$0	$~~35,000~~0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Terrance P. Gallagher, Vice President,~~ William Murphy, Interim ~~Chief Financial Officer and~~ Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,167~~4,688[4]	$0	$0	$~~150,000**~~150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

~~*~~ 1The Trust currently consists of ~~36~~32 series.

2 During the fiscal period ended November 30, 2007, each Trustee received a total of $1,162 from the Fund.

3 During the fiscal period ended November 30, 2007, each Trustee received a total of $907 from the Fund.

4 During the fiscal period ended November 30, 2007, the CCO received a total of $5,039 from the Fund.

~~**~~5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisers~~advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no ~~shares of the Fund. Certain Portfolio Managers of the Fund intend to purchase shares of the Fund as soon as possible after the Fund commences operations and will, therefore, constitute the Fund’s control persons and principal shareholders until public shareholders purchase~~ shares of the Fund. As of

February 29, 2008, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	66.94%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	9.64%%	Record

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007, the Fund’s portfolio turnover rate was 54.69%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. For the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007, the Fund directed the following Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$16,981,632	$13,751

To the extent that the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

For the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007, the Fund paid $13,751 in brokerage commissions.

The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (~~800) 470-1019.~~866) 400-5332. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

The Adviser has adopted its Proxy Voting Policies and Procedures which underscore the Adviser’s concern that all ~~proxies~~proxy voting decisions be made in the best interests of the Fund and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. It is the policy of the Adviser to vote Fund proxies in the interest of maximizing shareholder value. To that end, the Adviser casts each vote on the Fund’s behalf on a case-by-case basis, taking into consideration the Adviser’s contractual obligations under the Management Agreement, and other relevant facts and circumstances at the time of the vote. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote. The responsibility for administering and overseeing the Adviser’s proxy voting process lies with the Chief Compliance Officer (“CCO”) and President of the Adviser. The Adviser’s assistant portfolio managers are responsible for voting and recording proxy votes.

Conflict of Interest. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

Review. The Adviser’s CCO or designee will review the Adviser’s Proxy Policies and update them as necessary.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (~~800~~866) ~~470-1019~~400-5332 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431~~2960 N. ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of ~~each class of~~the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are ~~value~~valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The ~~Trust’s~~Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee ~~that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one~~which consults with an Independent Trustee who is a member of the Pricing Committee ~~constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair~~as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the end of its most recent fiscal period (November 30, 2007) is as follows:

$10,001,638 = $11.90*
840,150

*Prior to January 31, 2008, the Fund offered two different classes of shares, known as Institutional Class shares and Retail Class shares. Effective as of January 31, 2008, the Fund no longer offers Retail Class shares, and the former Institutional Class shares are known as shares of the Fund, with no class designation. The information above reflects the net asset value per share calculation for the Institutional Class shares as of November 30, 2007.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2007, the Fund had no unused capital loss carryforwards for federal tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The ~~custodian~~Custodian’s parent company, Huntington Bancshares, Inc., ~~has signed a definitive agreement to purchase~~is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~It is currently anticipated that on or after January 1, 2007, Unified and the Distributor each will operate as a wholly-owned subsidiary of Huntington~~A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, acts as the Fund’s transfer agent, fund accountant, and administrator. ~~A Trustee and the~~Certain officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Unified, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the Distributor.~~. Unified is under common control with the Distributor and the Custodian.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives ~~an annual~~a monthly fee from the Fund of $~~16.80~~1.40 per shareholder account (subject to a minimum ~~annual~~monthly fee of $~~18,000~~1,500).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from the Fund equal to ~~the following percentages of the~~an annual rate of 0.04% of Fund’s average daily net assets~~: 0.04% of the first~~ up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a ~~$25,000 annual~~ minimum monthly fee of $2,083).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives ~~an annual~~a monthly fee from the Fund equal to ~~the following percentages~~an annul rate of 0.09% of the Fund’s average daily net assets~~: 0.09% of the first~~ up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million ~~per year~~ (subject to a ~~$30,000 annual minimum).~~minimum monthly fee of $2,500). Unified also receives a compliance program services fee of $800 per month from the Fund.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007.

Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
$64,631	$33,017	$38,287

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for ~~its initial~~the fiscal year~~.~~ ending November 30, 2008. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204 (the “Distributor”),~~46208, is the exclusive agent for distribution of shares of the Fund. A Trustee ~~and certain officers of the Trust are shareholders of UFS, the parent company~~of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. ~~UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Distributor, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the Distributor~~The Distributor is under common control with Unified and the Custodian.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  ~~The Distributor and Unified are controlled by UFS.~~

~~DISTRIBUTION PLAN~~

~~The Retail Class has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 14, 2006 called for the purpose of, among other things, voting on such Plan.The Plan provides that the Retail Class will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Class in connection with the promotion and distribution of Retail Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Retail Class shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Retail Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit Retail Class shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.~~

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, 2007. You can obtain the Annual Report without charge by calling Shareholder Services at (866) 400-5332 or upon written request.

~~The Fund recently commenced operations and, as a result, has no financial statements.~~

Marco Targeted Return Fund

PROSPECTUS

March 31, ~~2007~~2008

INVESTMENT OBJECTIVE:

Total Return

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

800-440-9341

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	3

FEES AND EXPENSES OF INVESTING IN THE FUND	~~6~~7

HOW TO BUY SHARES	~~7~~8

HOW TO REDEEM SHARES	~~9~~10

DETERMINATION OF NET ASSET VALUE	12

DIVIDENDS, DISTRIBUTIONS AND TAXES	~~12~~13

MANAGEMENT OF THE FUND	~~14~~15

FINANCIAL HIGHLIGHTS	~~17~~18

PRIVACY POLICY	~~18~~19

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Marco Targeted Return Fund (the “Fund”) is total return.

Principal Strategies

The Fund seeks to achieve its objective by investing primarily in a portfolio of U.S. common stocks, and by selling covered call options on stocks held in the Fund’s portfolio in an attempt to target a consistent rate of return, even when the stock market is flat or falling. In selecting stocks for the Fund’s portfolio, the advisor typically seeks to identify U.S. common stocks listed on major exchanges with consistent or accelerated earnings trends, strong or improving industry position, proven management, positive cash flow and reasonable valuations. The advisor also evaluates the current option premium for each stock. The Fund seeks to provide total return, which consists of income from dividends on the common stocks held in its portfolio and premiums from selling covered call options, and capital appreciation of the Fund’s common stocks.

The principal strategy of the Fund’s advisor is to create a broadly diversified portfolio of common stocks and to reduce the volatility of the Fund’s portfolio by selling covered call options. The advisor’s option strategy is commonly referred to as “hedging.” The Fund has no maximum or minimum level that will be hedged, but generally anticipates being fully hedged. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. The option is “covered” because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options will also limit the Fund’s gain on the underlying securities.

The advisor believes that in a flat or falling market, a covered call strategy on a broadly diversified portfolio will generally outperform the same portfolio without the options because of the premiums received from writing call options. The advisor believes that in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying securities over their exercise prices) such a portfolio will also generally outperform the same portfolio without the options. In a rapidly rising market (where the aggregate appreciation of the underlying securities over their exercise prices exceeds the income from premiums), a covered call strategy on a broadly diversified portfolio will underperform the same portfolio without the options. The advisor will engage in active trading of the Fund’s portfolio securities as a result of its option strategy, the effects of which are described below under “Turnover Risk.”

The advisor generally selects stocks of large cap companies (those with market capitalizations over $3 billion), although small to medium-cap companies will not be excluded because of size if they present outstanding opportunities for growth. The Fund also may invest in American Depository Receipts (“ADRs”), which are U.S. dollar-denominated certificates issued by a U.S. bank that evidence ownership of shares of foreign companies. ADRs are alternatives to the direct purchase of the underlying foreign stock. The Fund also may invest in exchange-traded funds (“ETFs”). When selecting ETFs for the Fund’s portfolio, the advisor analyzes each underlying fund’s investment strategy, its performance history, volatility, comparative index and risk data, and expense ratio.

The Fund may sell a security when the advisor believes the company no longer represents a good investment, when better investment opportunities are present or when, in the opinion of the advisor, the security has reached its optimal value such that option writing is unlikely to yield additional returns. The Fund’s obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.

Principal Risks of Investing in the Fund

•

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall.

•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio.
•

Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

•

Management Risk. The advisor’s investment approach may fail to produce the intended results. If the advisor’s option writing program does not produce the intended results, the Fund’s overall performance may suffer.

•

Volatility Risk. Common stocks tend to be more volatile than other investment choices and the Fund’s option writing strategy cannot eliminate stock volatility. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. The Fund’s option writing strategy cannot prevent losses on the stocks in its portfolio.

•

Small and Mid-Cap Risk. The Fund may invest in stocks of small and mid-cap companies, which may be more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Investment Company Securities Risk. When the Fund invests in another investment company (including money market funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

•

ETF Risk. When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of the index.

•

Turnover Risk. The Fund is actively managed and its portfolio turnover rate may be extremely high. By permitting the Fund’s underlying securities to be called away or exercised, higher portfolio turnover (and increased transaction costs) will result. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking income and capital appreciation.
•	Investors seeking a targeted return.
•	~~Investors who can tolerate the risks associated with option writing.~~

General

The investment objective of the Fund may be changed without shareholder approval upon 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, ETFs, money market instruments, securities of other investment companies, including money market funds, or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. ~~As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The~~To the extent consistent with its principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was ~~3.71~~5.87% (quarter ended ~~September~~June 30, ~~2006~~2007); and the lowest return was -~~1.31~~3.46% (quarter ended ~~June 30, 2006~~December 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, ~~2006~~2007)
The Fund	1 Year	Since Inception (12/22/04)
Return Before Taxes	~~8.10~~4.40%	~~7.24~~6.29%
Return After Taxes on Distributions¹	~~4.72~~1.51%	~~5.06~~3.88%
Return After Taxes on Distributions and Sale of Fund Shares¹	~~4.21~~1.82%	~~4.92~~3.98%
Indices (reflects no deductions for fees, expenses, or taxes) S&P 500[2] CBOE S&P 500 BuyWrite (BXM) Index[2] Lehman Aggregate Bond Index[2,3]	~~15.79%~~ 5.49% ~~13.33%~~ 6.59% ~~4.33%~~ 6.97%	~~10.26%~~ 8.66% ~~8.71%~~ 8.00% ~~3.80%~~4.54%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The BXM is a passive total return benchmark designed to track a hypothetical buy-write strategy on the S&P 500 Index. The BXM is based on selling the near-term, near-the-money S&P 500 Index call option against the S&P 500 stock index portfolio each month. The SPX call that is sold (or written) will have approximately one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money).The Lehman Aggregate Bond Index is a benchmark made up of a number of Lehman Brothers indices that include securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. These indices are representative of a broader market and range of securities than is found in the Fund’s portfolio.

3Although investing primarily in equities and options, the Fund is marketed to, among others, income-oriented investors, and the Lehman Aggregate Bond Index is included as a benchmark for such investors’ purposes.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses ~~1.92~~[2]	1.95%
Fees and Expenses of Acquired Funds~~2~~	~~1.06~~[3] 0.07%
Total Annual Fund Operating Expenses (Before Waiver)	~~3.98~~3.02%
Fee Waiver [3]	~~1.42~~[4] 1.45%
Net Expenses~~4~~	~~2.56~~[5] 1.57%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. A wire transfer fee (currently $15) is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change.

2 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

3Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.50%.~~

~~3~~4 The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that ~~Net Expenses~~net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets ~~for the fiscal year ending November 30, 2007.~~. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

~~4~~5 Net Expenses are calculated as ~~2.56~~1.57% of ~~its~~the Fund’s average daily net assets based on the ~~Advisor~~advisor’s agreement to cap certain Fund operating expenses at 1.50%, plus Acquired Fund Fees and Expenses of ~~1.06~~0.07%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned

5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $5,000 for individual accounts and $3,000 for individual retirement accounts (IRAs). The advisor may, in its sole discretion, waive these minimums for existing clients of the advisor, and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment~~.~~, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions other than for short-term redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•a completed and signed investment application form (which accompanies this Prospectus); and

•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Marco Targeted Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Marco Targeted Return Fund

c/o Unified Fund Services, Inc.

~~431~~2960 North ~~Pennsylvania~~Meridian Street Suite 300

Indianapolis, Indiana ~~46204~~46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name
-the name ~~of~~on your account(s)
-your account number(s)
-a check made payable to Marco Targeted Return Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at 800-440-9341 to obtain instructions on how to set up your account and to obtain an account number.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks ~~and~~, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Marco Targeted Return Fund
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Marco Targeted Return Fund

c/o Unified Fund Services, Inc.

~~431~~2960 North ~~Pennsylvania~~Meridian Street Suite 300

Indianapolis, Indiana ~~46204~~46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 800-440-9341 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at 800-440-9341. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 800-440-9341. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed against gross investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be ~~used~~retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, ~~omnibus~~certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the ~~identities~~identity of individual purchasers and redeemers whose orders are aggregated ~~are~~is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. ~~Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through financial intermediary. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated and netted before they are submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions.~~ Under a federal rule, the Fund ~~will be~~is required to have an agreement with many of its ~~intermediaries~~Financial Intermediaries obligating the ~~intermediaries~~Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~with such an agreement ~~is~~ in place. Certain ~~intermediaries~~Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the ~~Stock Exchange~~NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after ~~we receive~~the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor’s opinion, the last bid price does not accurately reflect the current value of the security. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market prices are not readily available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets ~~may~~will be valued by the Fund’s advisor at a fair value as determined in good faith by the advisor pursuant to ~~guidelines established~~procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. When pricing securities using the fair value ~~guidelines established~~procedures approved by the Board of Trustees, the advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the advisor’s fair value methodology is inappropriate. ~~Fair~~The Fund’s advisor will adjust the fair values assigned to securities in the Fund’s portfolio ~~will be adjusted~~, to the extent necessary, as soon as market prices become available. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes ~~as dividends~~ to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its shareholders ~~normally~~ once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at ~~lower~~ long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the ~~following~~ tax liabilities described in the chart below for taxable accounts~~:~~.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary income;
for one year or less	losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, serves as investment advisor to the Fund. Steven Marco founded the advisor in 1998 to provide equity and fixed income portfolio management to a select group of private and institutional clients. As of February ~~28, 2007,~~29, 2008, the advisor managed over $750 million in assets. The advisor is 100% employee-owned.

For its advisory services, the advisor is paid a fee at the annual rate of 1.00% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net annual operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets ~~for the fiscal year ending November 30, 2007.~~. The contractual agreement is in place through March 31, 2009. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. For the fiscal year ended November 30, ~~2006,~~2007, the advisor earned an annual fee from the Fund equal to 1.00%, but waived the entire amount of advisory fees due from the Fund as a result of the contractual fee waiver/expense reimbursement agreement with the Fund.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is included in the Fund’s annual ~~or semi-annual report, as applicable.~~report to shareholders for the fiscal year ended November 30, 2007.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other ~~financial intermediary~~Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some ~~financial intermediaries~~Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some ~~financial intermediaries~~Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the ~~financial intermediary~~Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the ~~financial intermediary~~Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the ~~financial intermediary~~Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to ~~financial intermediaries~~Financial Intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a ~~financial intermediary~~Financial Intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the ~~financial intermediary~~Financial Intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a ~~financial intermediary~~Financial Intermediary’s “preferred list” or other promotional program, some ~~financial intermediaries~~Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial ~~intermediaries~~Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by ~~financial intermediaries~~Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers: The advisor’s investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee.

Mr. Steven Marco, Chartered Financial Analyst, has the day-to-day responsibility for managing the Fund’s portfolio and ultimate decision-making authority in selecting portfolio securities. Mr. Marco is the managing member of the advisor and guides the growth, development, and overall investment philosophy of the advisor. Prior to founding the advisor in 1998, Mr. Marco served as a portfolio manager for Bank of America from 1992 to 1998, where he managed portfolios for high net-worth individuals and institutional clients and advised clients on the use of derivative contracts to hedge risk for concentrated equity positions in taxable accounts. Mr. Marco graduated from Emory University with a BA in Economics and Political Science in 1990 and he received an MBA from Emory University in 1994.

Mr. Kenneth M. Ezell, Chartered Financial Analyst, serves on the investment committee and makes recommendations with respect to the Fund’s investments. Mr. Ezell is an executive vice president of the advisor responsible for managing traditional equity and balanced accounts, and he is responsible for managing the advisor’s small-cap equity strategy. Mr. Ezell has over 20 years of investment management experience. From 1995 to 2000, Mr. Ezell was a portfolio manager with NewCrest Advisors, a Mitchell Hutchins Asset Management Co. subsidiary that was acquired by the advisor in 2000. Prior to joining NewCrest, Mr. Ezell served for ten years as a senior portfolio manager at NationsBank Investment Management managing portfolios for both high net-worth individuals and institutional clients. Mr. Ezell is a graduate, with honors, of Millsaps College where he received an undergraduate and a master’s degree, each in Business Administration, in 1981 and 1984, respectively.

Mr. Steven W. Fisher, Chartered Financial Analyst, also serves on the investment committee and makes recommendations with respect to the Fund’s investments. Mr. Fisher is an executive vice president of the advisor and the senior portfolio manager responsible for the advisor’s fixed income strategy. Mr. Fisher has over 30 years experience in the investment management industry. He began his career as a stock analyst and portfolio manager in 1971 with Lincoln National Bank in Indiana. Mr. Fisher joined NewCrest in 1982 (then called MH Edie Investment Counsel) and served in various positions, including as Managing Director and President. Mr. Fisher received a BS degree from Purdue University in 1967 and an MSBA degree from Indiana University in 1976.

The Fund’s Statement of Additional Information provides the following additional information about each portfolio manager of the Fund: (i) the compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information ~~for the period December 22, 2004 (commencement of Fund operations) through November 30, 2005 and for the fiscal year ended November 30, 2006 was~~has been audited by Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose report, along with the Fund’s financial statements, is included in the Annual Report to Shareholders, available upon request without charge.

Marco Targeted Return Fund
Financial Highlights
(For a share held during the period)

	Year ended		Year ended	Period ended
	November 30, 2007		November 30, 2006	November 30, 2005	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.23		$ 10.56	$ 10.00

Income from investment operations
Net investment income (loss)	0.03		(0.01)	0.01
Net realized and unrealized gain	0.59		0.98	0.55
Total from investment operations	0.62		0.97	0.56

Less Distributions to Shareholders:
From net investment income	-	(b)	(0.01)	-
From net realized gain	(1.03)		(0.29)	-
Total distributions	(1.03)		(0.30)	-

Net asset value, end of period	$ 10.82		$ 11.23	$ 10.56

Total Return (c)	6.04%	(d)	9.42%	5.60%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 7,637		$ 8,410	$ 7,822
Ratio of expenses to average net assets	1.50%		1.50%	1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.84%		2.92%	5.07%	(e)
Ratio of net investment income (loss) to
average net assets	0.25%		(0.20)%	0.13%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.09)%		(1.62)%	(3.45)%	(e)
Portfolio turnover rate	133.02%		203.84%	281.74%

(a) For the period December 22, 2004 (commencement of operations) to November 30, 2005.
(b) Income distribution amounted to less than $ 0.005 per share.
(c) Total return in the above table represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized
(e) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, legal counsel and independent accountants) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The Statement of Additional Information supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at 800-440-9341. You may also request other information about the Fund and make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

MARCO TARGETED RETURN FUND

STATEMENT OF ADDITIONAL INFORMATION

March 31, ~~2007~~2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Marco Targeted Return Fund (the “Fund”) dated March 31, ~~2007.~~2008. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, ~~2006~~2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (800) 440-9341.

PAGE

DESCRIPTION OF THE TRUST AND FUND	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	5
INVESTMENT ADVISOR	7
TRUSTEES AND OFFICERS	10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	13
PORTFOLIO TURNOVER	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	14
DISCLOSURE OF PORTFOLIO HOLDINGS	15
DETERMINATION OF NET ASSET VALUE	~~16~~17
REDEMPTION IN-KIND	~~17~~18
STATUS AND TAXATION OF THE FUND	18
CUSTODIAN	~~19~~20
FUND SERVICES	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~20~~21
DISTRIBUTOR	21
PROXY VOTING POLICY	21
FINANCIAL STATEMENTS	~~21~~22

DESCRIPTION OF THE TRUST AND FUND

Marco Targeted Return Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced investment operations on December 22, 2004. The investment advisor to the Fund is Marco Investment Management, LLC (the “Advisor”).

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable for further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities – The Fund will invest primarily in the common stocks of large capitalization companies, although the Fund may also invest in other forms of equity securities including preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common stocks represent an equity (ownership) interest in a corporation. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.        Options – The Fund may sell covered call options on equity securities held in the Fund’s portfolio in an attempt to target a particular rate of return. The Fund will not write options on securities that it does not hold in its portfolio. The advisor may use the sale of call options as additional tools for participating in upward price movements or hedging against downward movements.

The Fund will sell a call option only if the obligation taken on by the sale of the call is “covered,” that is, the Fund owns the underlying security. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When used for hedging purposes, an imperfect correlation between the price movements of the price set by the option and that of the underlying security sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss. Specific market movements can not be predicted with certainty. The Fund’s obligations on an option will terminate when the holder exercises the option, the option expires or, prior to the expiration date, the Fund closes out its position by purchasing the option at the current market value.

The Fund may purchase and sell call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. A call option sold by the Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

C.        American Depositary Receipts – American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. ADRs are certificates evidencing ownership of shares of the foreign-based issuer held in trust by the bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs are subject to the same risks as the foreign securities to which they relate. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

D.        Convertible Securities – A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

E.        Exchange-Traded Funds – The Fund may invest in the securities of other investment companies, primarily exchange-traded funds (“ETFs”) (also called underlying funds). When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.   ~~Popular ETFs include iShares, SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depository Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs. The Fund also may invest in new exchange-traded shares as they become available.~~

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or this SAI.

5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or this SAI.

6. Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Fund’s Advisor is Marco Investment Management, LLC, 300 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, GA 30326. The investment decisions for the Fund are made by portfolio managers Steven S. Marco, Kenneth M. Ezell and Steven W. Fisher. The Advisor is 100% employee-owned.

Under the terms of the management agreement (the “Agreement”), the Advisor is responsible for managing the Fund’s investments, subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that the Fund’s net annual operating expenses, excluding any brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, ~~at~~do not exceed 1.50% of ~~its~~the Fund’s average daily net assets ~~for the fiscal year ending November 30, 2007.~~ . The contractual agreement is in effect through March 31, 2009. Each waiver or reimbursement by the ~~advisor~~Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The following table describes the advisory fees paid to the Advisor by the Fund during the ~~last~~ fiscal ~~period~~periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Fees Waived*	Net Advisory Fees Paid
November 30, 2007	$77,313	$103,543	$0
November 30, 2006	$76,587	$108,651	$0
November 30, 2005**	$35,439	$127,270	$0
*These amounts are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred.
**For the period December 22, 2004 (commencement of operations) through November 30, 2005

The Advisor retains the right to use the name “Marco” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Marco” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund’s annual ~~or semi-annual report, as applicable.~~report to shareholders for the fiscal year ended November 30, 2007.

Portfolio Managers

The Advisor’s investment committee is responsible for making investment decisions for the Fund. Steven Marco, Kenneth M. Ezell and Steven W. Fisher serve on the investment committee (each a “Portfolio Manager”). As of November 30, ~~2006,~~2007, the Portfolio Managers were responsible for managing the following types of other accounts in addition to the Fund:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Steven Marco	Registered Investment Companies: 1 Pooled Investment Vehicles: 0 Other Accounts: ~~65~~50	Registered Investment Companies: $~~8~~6 million Pooled Investment Vehicles: ~~0~~N/A Other Accounts: $~~325~~300 million	Registered Investment Companies: 0 Pooled Investment Vehicles: ~~0~~N/A Other Accounts: 0	Registered Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: ~~$0~~N/A
Steven W. Fisher	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~30~~19	Registered Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~285~~300 million	Registered Investment Companies: ~~0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: 0	Registered Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: ~~$0~~N/A
Kenneth Ezell	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 45	Registered Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: $~~120~~150 million	Registered Investment Companies: ~~0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: 0	Registered Investment Companies: ~~$0~~N/A Pooled Investment Vehicles: ~~$0~~N/A Other Accounts: ~~$0~~N/A

Each Portfolio Manager is compensated by the Advisor. For the fiscal period ended November 30, ~~2006,~~2007, each Portfolio Manager received a base salary. In addition Mr. Fisher and Mr. Ezell each received a discretionary bonus determined by the Advisor’s principal based on their overall contribution to firm success. As the Advisor’s principal, Mr. Marco receives a share of the Advisor’s net annual profits.

As described above, each Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts. It is therefore possible that one or more of the Advisor’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreoever, the Fund may sustain losses during periods in which one or more separate accounts achieve significant profits.

It is the Advisor’s policy that investment decisions for all accounts managed by a Portfolio Manager shall be made based on a consideration of the Fund’s or the clients’ respective investment objectives and policies, and other needs and requirements affecting the accounts and, that investment transactions and opportunities be allocated fairly among the Fund and other client accounts.

As of November 30, ~~2006,~~2007, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares
Steven Marco	$100,001 to $500,000
Ken Ezell	$1 to $10,000
Steven Fisher	$1 to $10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires~~,~~ or is removed.

The following table provides information regarding the ~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”)~~Independent Trustees.

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term of ~~Postiion~~Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952)***~~Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 32 series.

~~***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.~~

The Trust’s ~~audit committee~~Audit Committee consists of the Independent Trustees. The ~~audit committee~~Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Advisor~~Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established in 2006 and~~ held ~~two~~four meetings during the year ended December 31, ~~2006.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

~~The following table provides information regarding~~The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~Michael Landis (1971~~William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, ~~March 2007~~ February 2008 to present

~~Vice President Fund Accounting and~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~ 2007; Supervisor, Separate Accounts Administration for ~~PFPC July 2006 -~~American United Life Insurance Company, from 2000 to October ~~2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.~~2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the officers is 431 N. Pennsylvania~~trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~ As of the date of this SAI, the Trust ~~currently~~ consists ~~of 41~~of 32 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified     Financial Securities, Inc., the Fund’s distributor.

****Effective ~~as of March 12, 2007,~~February 20, 2008, the Board appointed Mr. ~~Landis~~Murphy as Interim Chief Financial Officer and Treasurer ~~of the Trust~~ to fill the vacancy created by the resignation of the ~~previous~~prior Treasurer ~~and Chief Financial Officer~~.

Compensation.

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2006.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~
•

~~The Trust currently consists of 41 series.~~Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~854~~1,188***	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$~~854~~1,188****	$0	$0	$~~35,000~~38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Michael Landis~~William Murphy, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~3,659~~4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~32 series.

** During the fiscal year ended November 30, ~~2006, each Trustee~~2007, these Trustees received a total of $~~1,314~~1,187 each in fees from the Fund.

*** During the fiscal year ended November 30, ~~2006, each~~2007, the Trustee received a total of $~~988~~932 in fees from the Fund.
**** During the fiscal period ended November 30, 2007, the Trustee received a total of $929 in fees from the Fund.
***** During the fiscal ~~year~~period ended November 30, ~~2006,~~2007, the CCO received a total of $~~5,264~~5,080 from the Fund.

***** *In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of March ~~1, 2007,~~15, 2008, the following persons were deemed to be control persons or principal shareholders of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~47.60~~63.48%	Record
Northern Trust Company P.O. Box 92956 Chicago, IL 60675	~~40.55~~24.30%	Record
Steven S. Marco 1183 Bellaire Drive Atlanta, GA 30319	6.04%	Beneficial
NFSC 200 Liberty Street New York, NY 10281	~~6.76~~5.06%	Record

As of March ~~1, 2007,~~15, 2008, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal ~~period December 22, 2004 (commencement of investment operations) through November 30, 2005 was 281.74%. The~~year ended November 30, 2006 was 203.84%, and the Fund’s portfolio turnover rate for the fiscal ~~year ended November 30, 2006 was 203.84%~~year ended November 30, 2007 was 133.02%. The portfolio turnover rate for the fiscal year ended November 30, 2006 was higher because many of the call options written by the Fund resulted in the underlying security being called. Those securities were then replaced with new holdings, which increased the turnover rate. The Fund experiences a high portfolio turnover as a result of the Advisor’s active trading strategy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

For the fiscal year ended November 30, ~~2006,~~2007, the Advisor directed no Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund or the Advisor.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table describes the brokerage commissions paid by the Fund for the periods indicated:

Fiscal Period* Ended November 30, 2005	Fiscal Year Ended November 30, 2006	Fiscal Year Ended November 30, 2007
$52,369	$9,474	$16,940
*For the period December 22, 2004 through November 30, 2005

The Trust, the Advisor and the Distributor each have adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 440-9341. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which such party intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of such party, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined ~~at~~as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday).

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The ~~Trust’s~~Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee ~~that will review any fair value provided by the Advisor, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one~~, which consults with an Independent Trustee who is a member of the Pricing Committee ~~constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities~~as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by ~~using market quotations, but may be valued on the basis of prices furnished by~~ a pricing service when the Advisor believes such prices ~~accurately~~are accurate and reflect the fair market value of such securities~~. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices~~. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor ~~in conformity with guidelines adopted by and subject to review of the Board of Trustees~~. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last business day of the fiscal year ended November 30, ~~2006~~2007 is as follows:

~~$~~ 	~~8,409,745~~ 	~~=~~ 	~~$11.23~~
~~749,022~~
	$7,637,263	=	$10.82
705,578

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of each of its series, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of November 30, ~~2006,~~2007, the Fund had no unused capital loss carryforwards available for federal tax purposes.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~Custodian of the Fund’s investments. The ~~custodian~~Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian~~A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.~~

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

~~Unified, 431 North Pennsylvania Street,~~Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, acts as the Fund’s transfer agent, ~~administrator, fund accountant and dividend disbursing agent. The officers of the Trust are members of management and/or employees of Unified. Unified operates as~~fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, ~~Inc.,~~ the parent company of ~~each of~~ the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets up to $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during fiscal periods indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
November 30, 2007	$20,543	$17,952	$31,500
November 30, 2006	$20,772	$18,000	$31,500
November 30, 2005*	$17,142	$15,105	$28,710
*For the period December 22, 2004 (commencement of operations) through November 30, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., ~~(f.k.a. Cohen McCurdy, Ltd.),~~ 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending November 30, ~~2007.~~2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~ IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~The~~An officer of the Trust also is an officer of the Distributor, ~~Unified~~ and a Trustee of the Trust is an officer of the Custodian ~~are controlled by~~, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Advisor’s policy provides that generally the Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and proposals that increase or strengthen shareholder rights; and (2) against proposals that the Advisor believes will negatively impact shareholder values or rights. For non-routine proposals, the Advisor’s policy provides that it shall conduct a more detailed study of each such proposal and the issues implicated to determine whether such proposal is in the best interest of the Fund and its shareholders.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 440-9341 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at ~~431 N. Pennsylvania Avenue,~~2960 N. Meridian St., Suite 300, Indianapolis, IN ~~46204,~~46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above, or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants~~’ report~~, required to be included in this SAI, are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended November 30, ~~2006.~~2007. The Fund will provide the Annual Report without charge upon written request or request by telephone.

Roosevelt Anti-Terror Multi-Cap Fund

Prospectus dated March 31, ~~2007~~2008

Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004

New York, New York 10017

(877) 322-0576

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE

RISK/RETURN SUMMARY	1
FEES AND EXPENSES OF THE FUND	4
ADDITIONAL INFORMATION ABOUT THE FUND’S OBJECTIVE AND STRATEGIES	4
HOW TO BUY SHARES	5
HOW TO REDEEM SHARES	6
DETERMINATION OF NET ASSET VALUE	8
DIVIDENDS, DISTRIBUTIONS AND TAXES	9
MANAGEMENT OF THE FUND	10
FINANCIAL HIGHLIGHTS	12
PRIVACY POLICY	13

FOR MORE INFORMATION	BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund’s adviser studies “themes” underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser’s investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information. Its research analysts speak directly not only with company management, but with a company’s customers and suppliers as well.

The Fund will not invest in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to “global security risk.” Global security risk is the risk to a company’s share value or reputation stemming from: 1) the company’s ties to current U.S. State Department-designated states that sponsor terrorism (currently Cuba, Iran, North Korea, Syria and Sudan); or 2) a company’s ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles; each as determined according to screening guidelines established by the third party.

If the Fund owns stock of a company and the independent third party later determines, according to its screening guidelines, that the company has become subject to global security risk, the adviser will sell its shares of the non-conforming company’s stock within approximately five business days after receiving notice from the third party. The Fund also may sell a security if: 1) the security reaches the adviser’s valuation target; 2) the adviser believes the company’s fundamentals have changed; or 3) the company is not performing as expected. As a result, the Fund may experience a high portfolio turnover, the effects of which are described below under “Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

•

Management Risk. The adviser’s strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•	Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
	•	The earnings and prospects of smaller companies are more volatile than larger companies.
	•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

	•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Investment Company Securities Risk. When the Fund invests in another investment company (including money market funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

•

Excluded Securities Risk. Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund’s performance.

•

Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•		The Fund may not be appropriate for use as a complete investment program.
•		As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The performance table shows how the Fund’s average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

1 The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization effective on September ~~26,~~23, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the performance of the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was –7.49% (3rd quarter, 2002).

¹ Inception of the Predecessor Fund, December 21, 2001.

² After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee¹	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee[2]	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3]	~~0.03~~0.02%
Fees and Expenses of Acquired Funds[4]	~~0.08~~0.07%
Total Annual Fund Operating Expenses	~~1.36~~1.34%

¹A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds).

3 Represents fees and expenses of non-interested person trustees, which are not paid by the adviser.

4 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. ~~Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.28%.~~

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$~~138~~141	$~~431~~439	$~~745~~769	$~~1,635~~1,748

ADDITIONAL INFORMATION ABOUT THE FUND’S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail – To be in proper form, your initial purchase request must include:

• a completed and signed investment application form (which accompanies this Prospectus); and
• a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Roosevelt Anti-Terror Multi-Cap Fund Overnight: Roosevelt Anti-Terror Multi-Cap Fund
	c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.

P.O. Box 6110                                                               ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300

Indianapolis, Indiana 46206-6110                                                  Indianapolis, Indiana ~~46204~~46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name ~~of~~on your account(s),
•	your account number(s),
•	the name of the Fund
•	a check made payable to the Fund

Checks should be sent to the Roosevelt Anti-Terror Multi-Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund ~~may~~ pay annual 12b-1 expenses of ~~up to~~ 0.25%. ~~The plan was activated as of January 6, 2006.~~ Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks ~~and~~, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Roosevelt Anti-Terror Multi-Cap Fund Overnight: Roosevelt Anti-Terror Multi-Cap Fund
	c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.

P.O. Box 6110                                                               ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300

Indianapolis, Indiana 46206-6110                                                  Indianapolis, Indiana ~~46204~~46208

Your request for a redemption must include your letter of instruction, including the Fund’s name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through ~~financial intermediary~~a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund ~~will be~~is required to have an agreement with many of its ~~intermediaries~~Financial Intermediaries obligating the ~~intermediaries~~Intermediaries to provide, upon the Fund’s request, information regarding the ~~intermediaries~~Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even ~~if~~with such an agreement ~~is~~ in place. Certain ~~intermediaries~~Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the last bid price does not accurately reflect the current value of the security. If market quotations are not readily available~~, the security will be valued at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale)~~ or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets will be valued by the Fund’s adviser at a fair value as determined in good faith by the adviser pursuant to ~~guidelines established~~procedures approved by the Board of Trustees. ~~Good faith pricing~~Fair valuation, also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without ~~good faith pricing~~fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair ~~value pricing~~valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

~~Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.~~

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes ~~as dividends~~ to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table). Dividends normally will be distributed by the Fund on an annual basis..

The Fund will normally distribute net realized capital gains to its shareholders ~~normally~~ once a year. Capital gains are generated when the Fund ~~sell~~sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the ~~following~~ tax liabilities described in the chart below for taxable accounts~~:~~.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

The Roosevelt Investment Group, 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser’s clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of February ~~28, 2007,~~29, 2008, the adviser had approximately $~~1.134~~1.83 billion in assets under management.

During the fiscal year ended November 30, ~~2006,~~2007, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

~~The Board of Trustees will consider the renewal of the Fund’s management agreement in 2007. The next annual or semi-annual report, as the case may be, of the Fund filed thereafter will contain information about~~A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement~~.~~ is included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2007.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other ~~financial intermediary~~Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some ~~financial intermediaries~~Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some ~~financial intermediaries~~Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the ~~financial intermediary~~Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the ~~financial intermediary~~Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the ~~financial intermediary~~Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to ~~financial intermediaries~~Financial Intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee to a ~~financial intermediary~~Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the ~~financial intermediary~~Financial Intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a ~~financial intermediary~~Financial Intermediary’s “preferred list” or other promotional program, some ~~financial intermediaries~~Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial ~~intermediaries~~Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by ~~financial intermediaries~~Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

~~Investing Through Abacus International Capital Corporation~~

~~If you purchase Fund shares through Abacus International Capital Corporation (“Abacus International”), you may be subject to additional policies and/or restrictions with respect to your investment. These policies and/or restrictions are determined by Abacus International. The Fund pays to Abacus International a 12b-1 fee of 0.25% of the average daily assets in shareholder accounts referred by Abacus International. In addition, the adviser (not the Fund) pays to Abacus International a referral fee equal to~~

~~0.25% of the management fee earned by the adviser with respect to shareholder accounts referred by Abacus International.~~

The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001. He is also a portfolio manager responsible for equity and fixed income investments of the adviser’s clients. Mr. Sheer has served as the adviser’s chief executive officer since he founded the firm in 1990.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, 2004 through ~~2006~~2007 was audited by Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The information for the prior ~~years~~year was audited by another independent accounting firm.

Roosevelt Anti-Terror Multi-Cap Fund
Financial Highlights
The tables below set forth financial data for a share outstanding throughout each period presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2007	2006	2005	2004	2003

Selected Per Share Data
Net asset value, beginning of period	$ 15.94	$ 15.07	$ 14.18	$ 12.89	$ 9.84

Income from investment operations
Net investment income (loss)	0.01	0.04	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	3.26	1.67	1.92	1.62	3.06
Total from investment operations	3.27	1.71	1.94	1.61	3.05

Less Distributions to shareholders:
From net investment income	(0.04)	(0.02)	-	-	-
From net realized gain	(0.30)	(0.82)	(1.05)	(0.32)	-
Total distributions	(0.34)	(0.84)	(1.05)	(0.32)	-

Net asset value, end of period	$ 18.87	$ 15.94	$ 15.07	$ 14.18	$ 12.89

Total Return (a)	20.90%	11.82%	14.47%	12.70%	31.00%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 27,163	$ 13,788	$ 6,415	$ 3,091	$ 2,345
Ratio of expenses to average net assets	1.27%	1.28%	1.10%	1.07%	1.15%
Ratio of net investment income (loss) to
average net assets	0.05%	0.36%	0.21%	(0.08)%	(0.06)%
Portfolio turnover rate	146.35%	102.70%	85.58%	82.28%	54.18%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576 to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

~~4712312.13161213~~3161213

ROOSEVELT ANTI-TERROR MULTI-CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

March 31, ~~2007~~2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Roosevelt Anti-Terror Multi-Cap Fund dated March 31, ~~2007.~~2008. This SAI incorporates by reference the annual report to shareholders of the Roosevelt Anti-Terror Multi-Cap Fund for the fiscal year ended November 30, ~~2006~~2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204~~46208 or by calling Shareholder Services at (877) 322-0576.

TABLE OF CONTENTS	PAGE

DESCRIPTION OF THE TRUST AND THE FUND	1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS                                                                                                     2

INVESTMENT LIMITATIONS	~~7~~8
THE INVESTMENT ADVISER	~~9~~10
TRUSTEES AND OFFICERS	~~11~~12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~14~~15
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~15~~16
PORTFOLIO TURNOVER	~~15~~16
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~16~~17
DISCLOSURE OF PORTFOLIO HOLDINGS	~~17~~18
DISTRIBUTION PLAN	~~19~~20
DETERMINATION OF NET ASSET VALUE	~~20~~21
REDEMPTION IN-KIND	~~21~~22
STATUS AND TAXATION OF THE FUND	~~21~~22
CUSTODIAN	~~23~~24
FUND SERVICES	~~23~~24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~24~~25
DISTRIBUTOR	~~24~~26
PROXY VOTING POLICIES	~~25~~26

FINANCIAL STATEMENTS       ~~25~~27

DESCRIPTION OF THE TRUST AND THE FUND

The Roosevelt Anti-Terror Multi-Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group (the “Adviser”).

Effective as of September 23, 2005, the Fund (previously known as the Abacus Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A.         Equity Securities – The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See “Risks of Investing in Foreign Securities” herein.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The

Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts (“SPDRs”) and other exchange traded funds. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely. When the Fund invests in exchange-traded funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by such exchange-traded fund. In connection with such investments, the Fund will incur higher expenses, many of which may be duplicative.

B.         Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C.         Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor’s Corporation (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality (commonly called “junk bonds”). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D.          Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E.         Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world’s emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F.         Brady Bonds - The Fund may invest in “Brady bonds,” which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody’s.

The Brady Plan was conceived by the U.S. Treasury in the 1980’s in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G.         U.S. Government Securities - The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

H.         Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.          Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.          Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.          Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.          Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.          Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.          Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.          Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.          Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

1.          Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.          Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.          Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.          Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

The Roosevelt Investment Group, 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund’s investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser is responsible for managing the Fund’s investments, subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses, 12b-1 expenses and indirect expenses (such as fees and expenses of acquired funds).

The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

Fiscal Year Ended	Net Advisory Fees Paid
~~November 30, 2004~~	~~$27,064~~
November 30, 2005	$45,339
November 30, 2006	$105,830
November 30, 2007	$196,772

The Adviser retains the right to use the Fund’s name in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the Fund’s name automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the

Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund (“Portfolio Manager”). As of November 30, ~~2006,~~2007, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	~~1,385~~3,300	$~~972,827,696~~1.68 billion	0	N/A

The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to the firm’s success. Finally, the Portfolio Manager is also eligible to participate in the Adviser’s profit sharing program. As of November 30, ~~2006,~~2007, the Portfolio Manager did not own any shares of the Fund.

The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

~~However, it~~It is the Adviser’s and the Portfolio Manager’s policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the ~~Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”)~~Independent Trustees.

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term ~~and~~of Position with Trust~~**~~	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~advisor~~adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (~~1952)***~~Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since ~~2001, Executive Vice President and Director from 1990 to 2000~~2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

~~** The Trust currently consists of 41 series.~~** As of the date of this SAI, the Trust consists of 32 series.

~~***Effective January 1, 2007, Mr. Tritschler is an Independent Trustee. Prior to January 1, 2007, he was considered an interested person of the Trust, due to his ownership interest in the former parent company of the Trust’s distributor.~~

The Trust’s ~~audit committee~~Audit Committee consists of the Independent Trustees. The ~~audit committee~~Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, ~~2006.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Advisor~~Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was recently established in 2006 and~~ held ~~two~~four meetings during the year ended December 31, ~~2006.~~2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940,

which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

~~The following table provides information regarding each officer of the Trust.~~

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

~~Michael Landis (1971~~William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, ~~March 2007~~ February 2008 to present

~~Vice President Fund Accounting and~~Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October~~, 2006; Director of Fund Accounting and Fund~~ 2007; Supervisor, Separate Accounts Administration for ~~PFPC July 2006 -~~American United Life Insurance Company, from 2000 to October ~~2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.~~2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007;~~ 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each ~~of the officers is 431 N. Pennsylvania~~trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** ~~The~~ As of the date of this SAI, the Trust ~~currently~~ consists ~~of 41~~of 32 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

****Effective ~~as of March 12, 2007,~~February 20, 2008, the Board appointed Mr. ~~Landis~~Murphy as Interim Chief Financial Officer and Treasurer ~~of the Trust~~ to fill the vacancy created by the resignation of the ~~previous~~prior Treasurer ~~and Chief~~

~~Financial Officer~~.

Compensation.

~~The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.~~

~~Trustee~~	~~Dollar Range of Fund Shares~~	~~Aggregate Dollar Range of Shares of All Funds Within the Trust*~~
~~Gary E. Hippenstiel~~	~~None~~	~~None~~
~~Ronald Tritschler~~	~~None~~	~~None~~
~~Stephen Little~~	~~None~~	~~None~~
~~Daniel Condon~~	~~None~~	~~None~~

~~* The Trust currently consists of 41 series.~~Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,098~~1,500**	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~854~~1,188***	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$~~854~~1,188****	$0	$0	$~~35,000~~38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Michael Landis~~William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~3,659~~4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* ~~The~~As of the date of this SAI, the Trust ~~currently~~ consists of ~~41~~32 series.

** During the fiscal year ended November 30, ~~2006, each Trustee~~2007, these Trustees received a total of $~~1,314~~1,300 each in fees from the Fund.

*** During the fiscal year ended November 30, ~~2006, each~~2007, the Trustee received a total of $~~988~~1,045 in fees from the Fund.

**** During the fiscal period ended November 30, 2007, the Trustee received a total of $992 in fees from the Fund.

***** During the fiscal ~~year~~period ended November 30, ~~2006,~~2007, the CCO received a total of $~~5,264~~4,725 from the ~~Fund~~Adviser.

***** *In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisors~~advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of ~~February 28, 2007,~~March 15, 2008, the Fund had the following control ~~shareholders~~persons or principal shareholders.

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	~~30.99~~32.05%	Record
~~National Investors~~Ameritrade, Inc. ~~55 Water Street~~ P.O. Box 2226 ~~New York, NY 10041~~ Omaha, NE 68103	~~14.32~~15.83%	Record
Saxan & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	9.57%	Record
Prudential Investment Management 100 Mulberry Street Newark, NJ 07102	8.03%	Record

As of ~~February 28, 2007,~~March 15, 2008, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, ~~2005~~2006 and ~~2006,~~2007, the Fund’s portfolio turnover rate was ~~85.58% and~~ 102.70% and 146.35%, respectively. ~~During the 2006 fiscal year, the Adviser took a conservative view, due to the deteriorating macroeconomic picture, and sold various portfolio securities, in order to increase the Fund’s cash position. This temporary conservative posture resulted in the higher portfolio turnover rate.~~

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, ~~2006,~~2007, the Fund directed the following Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$~~14,882,511~~59,546,502	$~~25,715~~64,135

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year End	Brokerage Commissions Paid
~~November 30, 2004~~	~~$11,878~~
November 30, 2005	$16,688
November 30, 2006	$46,220
November 30, 2007	$70,056

The Trust, the Adviser and the Fund’s distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (877) 322-0576. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

The Adviser has entered into an agreement with Conflict Securities Advisory Group (“CSAG”) to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund’s portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the

Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund paid distribution fees of $~~25,968~~49,193 related to the ~~period January 6, 2006 (date of activation of the Plan) through~~fiscal year ended November 30, ~~2006.~~2007. The fees were used for payments to broker-dealers and other sponsors of mutual fund sales platforms.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The ~~Trust’s~~Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee ~~that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one~~, which consults with an Independent Trustee who is a member of the Pricing Committee ~~constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair value securities~~as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by ~~using market quotations, but may be valued on the basis of prices furnished by~~ a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. ~~A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.~~ If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, ~~in conformity with~~according to guidelines ~~adopted by and subject to review of~~established by the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last day of the fiscal year ended November 30, ~~2006~~2007 is as follows:

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, ~~2006,~~2007, the Fund had no unused capital loss carryforwards.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~Custodian of the Fund’s investments. The ~~custodian~~Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. ~~The custodian~~A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. ~~Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington Bancshares.~~

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified~~, 431 North Pennsylvania Street,~~ Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204,~~IN 46208, acts as the Fund’s transfer agent~~. The officers of the Trust are members of management and/or employees of Unified. Unified operates as~~, fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, ~~Inc.,~~ the parent company of ~~each of~~ the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.25 per shareholder account (subject to a monthly minimum fee of $1,250).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Adviser equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.05% of the Fund’s average daily net assets over $100 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Adviser.

The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2007	$16,237	$20,000	$30,000
November 30, 2006	$16,325	$24,036	$32,490
November 30, 2005	$16,290	$20,691	$30,776
~~November 30, 2004~~	~~$10,388~~	~~$15,778~~	~~$28,142~~

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. ~~(f.k.a. Cohen McCurdy, Ltd.)~~, 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, ~~2007.~~2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431 North Pennsylvania Street,~~2960 N. Meridian St., Suite 300, Indianapolis, ~~Indiana 46204~~ IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. ~~The~~An officer of the Trust also is an officer of the Distributor, ~~Unified~~ and a Trustee of the Trust is an officer of the Custodian ~~are controlled by~~, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser who, in turn, has retained Institutional Shareholder Services, Inc. (ISS) to act as voting agent to review proxies, make voting determinations and actually vote proxies. ISS votes the Fund’s proxies in accordance with its proxy voting guidelines which provide that, for the most part, proxy issues will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. The proxy voting guidelines provide that ISS generally will vote in favor of management proposals that seek to protect and enhance the best interest of shareholders by promoting, among other things, (i) director independence, (ii) a record of positive performance, (ii) a breadth and depth of experience with respect to management and directors, (iv) management accountability (with respect to company performance), and (v) transparency and integrity of the financial reporting process. Pursuant to the Trust’s policy, if a conflict of interest between ISS or its affiliates and the Fund arises with respect to any proxy, ISS must disclose the conflict to the Trust’s Chief Compliance Officer who will consult with the Board of Trustees on how to vote the proxies. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon are permitted to participate in the decision of how the Fund’s vote will be cast. ISS will then be required to vote the proxy in accordance with the Board’s instructions.

More information. You may obtain a copy of the Trust’s and a summary of the ISS Proxy Voting Guidelines by calling Shareholder Services at (877) 322-0576 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants~~’ report~~, required to be included in the Statement of Additional Information, are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended November 30, ~~2006.~~2007. You can obtain the Annual Report without charge by calling Shareholder Services at (877) 322-0576.

Symons Institutional Funds

Symons Alpha Growth Institutional Fund

Symons Alpha Value Institutional Fund

PROSPECTUS

~~December 14, 2006~~

March 31, 2008

~~250 Mt. Lebanon Blvd.~~650 Washington Road, Suite ~~301~~ 800

Pittsburgh, Pennsylvania ~~15234~~ 15228

(877) 679-6667

www.scm-funds.com

SYMONS ALPHA GROWTH INSTITUTIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Symons Alpha Growth Institutional Fund (the “Alpha Growth Fund”) is long-term capital appreciation.

Principal Strategies

The Alpha Growth Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above approximately $800 million that are trading at attractive prices, and that appear to have strong potential for capital appreciation over the long-term.

Screening Process. The Alpha Growth Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows.In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 20-~~30~~ 35 companies that the adviser believes present the best opportunities for growth. The adviser analyzeseach prospect’s underlying business and particular risksto determine whether each such prospect has potential for significant “growth.” The adviserdefines a “growth” company as one that is trading at a price that presents significant upside price potential, based on the adviser’s determination of the company’s intrinsic value, even though there may be higher than average downside price risk. Growth companies are companies that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no dividend income. While the adviser attempts to limit downside risk for the Alpha Growth Fund’s portfolio, the adviser’s primary focus is on identifying companies that it believes are likely to provide significant upside price movement (as opposed to the Symons Alpha Value Institutional Fund’s emphasis on risk aversion). In general, the stocks included in the Alpha Growth Fund’s portfolio will exhibit some or all of the following characteristics:

•	trading at a significantly lower price than the average prospect in relation to the adviser’s determination of intrinsic value,
•	attractive earnings growth rate,
•	modest or no dividend,
•	attractive upside potential due to the investment community temporarily being too negative on the company’s prospects, and
•	potential for higher future cash flow from operations.

The Alpha Growth Fund will tend to purchase stocks that provide greater capital appreciation potential (while willing to accept additional, reasonable risk) and stocks that have more concentrated lines of business than the stocks purchased by the Alpha Value Fund.

The Alpha Growth Fund typically holds approximately 20-~~30~~ 35 stocks, representing various product or service lines of business. To the extent the adviser can find “growth” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Alpha Growth Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Alpha Growth Fund may hold up to 40% in one or more sectors at a given time. The Alpha Growth Fund will not hold more than 25% of its assets in any one industry.

In addition to investing in common stocks, the Alpha Growth Fund may invest in real estate investment trusts (“REITs”) that both trade like common stocks and invest directly in real estate. The Alpha Growth Fund also may invest in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs trade on U.S. exchanges. The Alpha Growth Fund will limit its investments in ADRs and GDRs to no more than 25% of its net assets.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Alpha Growth Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment. The adviser does not anticipate that the Alpha Growth Fund’s portfolio turnover rate will exceed ~~70~~ 100%.

Principal Risks of Investing in the Fund

The principal risks of investing in the Alpha Growth Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included under “Summary of the Principal Risks of Investing in the Funds” below.

• Equity Risk • Growth Stock Risk • Management Risk • Company Risk	• Sector Risk • REIT Risk • Foreign Securities Risk

Is the Alpha Growth Fund right for you?

The Alpha Growth Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a growth component as part of an overall investment strategy

How has the Alpha Growth Fund performed?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 5.17% (quarter ended June 30, 2007); and the lowest return was -6.50% (quarter ended December 31, 2007).

~~The Alpha Growth Fund recently commenced operations and, as a result, has no prior performance history. The appendix at the end of this prospectus sets forth performance data relating to the historical performance of accounts managed by the adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Alpha Growth Fund.~~

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

The Fund	1 Year	Since Inception (12/22/06)
Return Before Taxes	1.01%	0.64%
Return After Taxes on Distributions¹	0.55%	0.18%
Return After Taxes on Distributions and Sale of Fund Shares¹	0.65%	0.28%
Index(reflects no deductions for fees, expenses, or taxes)[2] Russell 3000 Growth Index	11.40%	11.82%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 3000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

SYMONS ALPHA VALUE INSTITUTIONAL FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Symons Alpha Value Institutional Fund (the “Alpha Value Fund”) is long-term capital appreciation.

Principal Strategies

The Alpha Value Fund seeks to achieve its objective by investing in a diversified portfolio of companies with market capitalizations at the time of purchase above approximately $800 million that are trading at attractive prices, and that appear to have limited downside price risk over the long-term.

Screening Process. The Alpha Value Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows. In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify approximately 20-~~30~~ 35 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and does not present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion(as opposed to the Alpha Growth Fund’s emphasis on capital appreciation). When selecting investments for the Alpha Value Fund, the adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

•	trading at low prices in relation to the adviser’s determination of intrinsic value,
•	high dividend yields,
•	low debt levels,
•	broad, diversified product and/or service lines,
•	strong balance sheets,
•	high levels of cash and short-term securities,
•	low price to cash flow, price to earnings, and price to book ratios, and
•	high levels of tangible assets, such as plant, equipment and real estate.

The Alpha Value Fund typically holds approximately 20-~~30~~ 35 stocks, representing various product or service lines of business. To the extent the adviser can find “value” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Alpha Value Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Alpha Value Fund may hold up to 40% in one particular sector at a given time. The Alpha Value Fund will not hold more than 25% of its assets in any one industry.

In addition to investing in common stocks, the Alpha Value Fund may invest in real estate investment trusts (“REITs”) that both trade like common stocks and invest directly in real estate. The Alpha Value Fund may also invest in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs trade on U.S. exchanges. The Alpha Value Fund will limit its investments in ADRs and GDRs to no more than 25% of its net assets.

The Alpha Value Fund will tend to purchase stocks that provide added capital appreciation potential (while seeking to limit downside risk) and stocks that have more products and less concentrated lines of business than the stocks purchased by the Alpha Growth Fund.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Alpha Value Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment. The adviser does not anticipate that the Alpha Value Fund’s portfolio turnover rate will exceed ~~70~~ 100%.

Principal Risks of Investing in the Fund

The principal risks of investing in the Alpha Value Fund, which could adversely affect its net asset value, are set forth below. A detailed description of these risks is included under “Summary of the Principal Risks of Investing in the Funds” below.

• Equity Risk • Value Stock Risk • Management Risk • Company Risk	• Sector Risk • REIT Risk • Foreign Securities Risk

Is the Alpha Value Fund right for you?

The Alpha Value Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a value component as part of an overall investment strategy

How has the Alpha Value Fund performed?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

~~The Alpha Value Fund recently commenced operations and, as a result, has no prior performance history. The appendix at the end of this prospectus sets forth performance data relating to the historical performance of accounts managed by the adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Alpha Value Fund.~~

During the period shown, the highest return for a quarter was 5.92% (quarter ended June 30, 2007); and the lowest return was -3.19% (quarter ended December 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

The Fund	1 Year	Since Inception (12/22/06)
Return Before Taxes	1.97%	1.53%
Return After Taxes on Distributions¹	1.07%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares¹	1.27%	0.78%
Index(reflects no deductions for fees, expenses, or taxes)[2] Russell 3000 Value Index	-1.01%	-0.28%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 3000 Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.

SUMMARY OF THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

•

Equity Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Each Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.

•

Growth Stock Risk. The Alpha Growth Fund invests in companies that appear to be growth-oriented companies. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Alpha Growth Fund’s return. In addition, securities in the Alpha Growth Fund’s portfolio typically will have more risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, the Alpha Growth Fund’s returns could be adversely affected.

•

Value Stock Risk. The Alpha Value Fund invests in stocks that the adviser believes are undervalued but present less risk of a downward price turn. If the adviser’s perceptions of a company’s potential relative to its downward price risk are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Alpha Value Fund’s return. In addition, securities in the Alpha Value Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, losses may occur and the securities may not realize their full economic value for a long period of time.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether each Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in a Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Funds’ portfolio manager has managed a mutual fund prior to the Funds.

•

Company Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector Risk. From time to time, each Fund may have overweighted positions in particular sectors, although the Alpha Growth Fund may tend to have more over-weighted positions than the Alpha Value Fund. Companies within a sector may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector could affect the value of all stocks in a Fund’s portfolio that are in that sector.

•

REIT Risk. When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. When a Fund invests in ADRs and GDRs, it may experience more rapid and extreme changes in value than when it invests in securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•	An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

Each Fund is not a complete investment program. As with any mutual fund investment, each Fund’s returns will vary and you could lose money. Each Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

General

The investment objective of each Fund may be changed without shareholder approval.

From time to time, a Fund may take temporary defensive positions or, while seeking investments that meet the Fund’s criteria, make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold a substantial portion of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of making such temporary investments, a Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE ADVISER’S INVESTMENT APPROACH WITH REGARD TO THE FUNDS

There are several distinguishing features between the strategy used to manage the Alpha Growth Fund and that used to manage the Alpha Value Fund. The adviser’s strategy with respect to the Alpha Value Fund has a tilt toward identifying stocks that are likely to provide added capital preservation potential (seeking to limit downside risk), while the adviser’s strategy for the Alpha Growth Fund has a tilt toward selecting stocks that are more likely to provide capital appreciation (willing to accept additional risk that the adviser considers to be reasonable). In both strategies, the adviser is seeking to achieve maximum wealth appreciation while using different risk considerations. In general, the adviser expects that an investment in the Alpha Value Fund should be less volatile than an investment in the Alpha Growth Fund for several reasons. First, the Alpha Value Fund’s stocks typically will have a higher dividend yield than the stocks held by the Alpha Growth Fund. Second, the Alpha Growth Fund will tend to be over-weighted in certain market sectors, while the Alpha Value Fund’s portfolio will tend to include ~~a~~ companies with a greater variety of product or service lines of business and, therefore, will tend to be more diversified than the Alpha Growth Fund. In addition, the Alpha Value Fund typically will hold stocks of companies with stronger balance sheets than the Alpha Growth Fund as a result of the adviser’s willingness to accept more downside risk with respect to the Alpha Growth Fund. Nevertheless, there will be years when the market prefers either the Alpha Value Fund over the Alpha Growth Fund, or vice versa.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you would pay if you buy and hold shares of a Fund.

	Growth Fund	Value Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee[1,2]	2.00%	2.00%
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	1.00%	1.00%
Shareholder Service (12b-1) Fee~~3~~	~~0.25% 0.81%~~ NONE	~~0.25% 0.81%~~ NONE
Other Expenses[3]	2.31%	8.01%
Fees and Expenses of Acquired Funds[4]	0.03%	0.03%
Total Annual Operating Expenses	~~2.06~~ 3.34%	~~2.06~~ 9.04%
Fee Waiver[5]	(~~0.57~~ 1.85%)	(~~0.57~~ 7.55%)
Net Expenses[6]	1.49%	1.49%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund typically charges a 2.00% redemption fee on shares redeemed within 60 calendar days after the shares are purchased. The fee may be waived for qualified retirement plans.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

~~3 Each Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% of its average net assets to financial institutions that provide distribution services and/or shareholder servicing.~~

~~4 EBased on estimated amounts for the initial year of operations.~~

3 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

4 Fees and Expenses of Acquired funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in underlying funds that have their own expenses which vary from time to time. Fees and Expenses of Acquired Funds are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

5 The adviser has contractually ~~has~~ agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary ~~to maintain~~so that each Fund’s ~~net~~ total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as ~~expenses incurred by other investment companies in which the Fund may invest), at 1.49~~Fees and Expenses of Acquired Funds), do not exceed 1.46% of the Fund’s average daily net assets~~through November 30, 2008.~~. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expenseor reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.49% expense limitation.~~ 1.46% expense limitation.

6Net Expenses of each Fund are calculated as 1.49% of its average daily net assets based on the adviser’s agreement to cap certain Fund operating expenses at 1.46%, plus Fees and Expenses of Acquired Funds of 0.03%.

Example:

Based on the costs above, this example helps you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes the operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Alpha Growth Fund

1 year	3 years	5 years	10 years
$~~153~~ 156	$~~564~~ 699	$1,519	$3,955

Alpha Value Fund

1 year	3 years	5 years	10 years
$~~153~~ 156	$~~564~~ 1,349	$3,568	$10,162

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Shares of the Funds generally are available for purchase only by institutional clients, clients of registered investment advisers, 401(k) plan participants purchasing Fund shares through third party administrators, clients and employees of the adviser (including family members of such persons), and a limited number of certain other investors as approved from time to time by the adviser. The adviser considers “institutional” investors to include mutual funds, insurance companies, broker-dealers, registered investment advisers, investment management consultants, and similar organizations. Institutional investors may invest in the Symons Institutional Funds either for their own accounts, or on behalf of their clients.All investments are subject to approval of the adviser. Each Fund reserves the right to reject any initial or additional investment.

The minimum initial investment in each Fund by an eligible investor is $5,000 ($2,500 for retirement accounts or custodial accounts). The adviser may, in its sole discretion, waive this minimum in certain circumstances. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this prospectus); and
•	a check (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail:
Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Symons Institutional Funds
c/o Unified Fund Services, Inc.
~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street, Suite 300
Indianapolis, Indiana ~~46204~~ 46208

By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 679-6667 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in each Fund is $250. You may purchase additional shares of a Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name ~~of~~ on your account(s)
•	your account number(s)
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

~~Since~~ Shares of the Funds~~are oriented to longer-term investments, each Fund~~ may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 679-6667 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of the applicable Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

~~Distribution Plans~~

~~Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the “Plan”) pursuant to which the Fund is authorized to pay a fee of 0.25% to the Fund’s adviser or any broker-dealer, bank, investment adviser or other financial institution that assists the Fund in the sale and distribution of such Fund’s shares or that provides shareholder servicing to its shareholders. These fees will, over time, increase the cost of your investment in a Fund’s shares and may cost you more than paying other types of sales charges because these fees are paid out of a Fund’s assets on an on-going basis.~~

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the applicable Fund. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders(other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks~~and~~ , bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). ~~Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.~~

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:
Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Symons Institutional Funds
c/o Unified Fund Services, Inc.
~~431~~ 2960 North ~~Pennsylvania~~ Meridian Street
Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (877) 679-6667 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at (877) 679-6667. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

The Funds’ Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Funds attempt to deter market timing, there is no assurance that ~~each~~ either Fund will be able to identify and eliminate all market timers. For example, ~~omnibus~~ certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide ~~each~~ a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that ~~a~~ either Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its Financial Intermediaries obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 679-6667. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 ($2,500 for retirement and/or custodial accounts) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE ”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of ~~the~~ a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after ~~the~~ a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser ~~pursuant to guidelines adopted~~according to procedures approved by the Board of Trustees. ~~Good faith pricing~~Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair ~~value pricing~~valuation , short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of a Fund, which would harm long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that ~~the~~ a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income ~~in the form of dividends~~ and ~~net~~ any realized net capital gains~~to its shareholders~~. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes. ~~Investment~~ Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary incomeexcept as discussed below (including in the table).

~~The Funds~~Each Fund will ~~normally~~ typically distribute net realized capital gains to shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains ratesregardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in a Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003~~(the “2003 Tax Act”)~~ and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively the “~~2005~~ Tax ~~Act~~ Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the~~2003 and 2005~~ Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Investment Adviser

Symons Capital Management, Inc., ~~250 Mt. Lebanon Blvd~~650 Washington Rd, Suite ~~301,~~ 800, Pittsburgh, PA, ~~15234,~~ 15228, serves as the investment adviser to the Funds. The adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for a Fund’s portfolio and votes any proxies solicited by portfolio companies. The adviser has been in business since 1983, and has used the Alpha Value Strategy, which it ~~will use~~uses to manage the Alpha Value Institutional Fund, since 1980 to manage personal investment portfolios. The adviser has used the Alpha Growth Strategy, which it ~~will use~~uses to manage the Alpha GrowthInstitutional Fund, since 1997. The adviser is owned and controlled by Colin Symons, CFA, the Funds’ portfolio manager. As of ~~September 30, 2006~~February 29, 2008 the adviser managed $~~224~~ 281 million in private accounts.

For its advisory services, the adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of each Fund. The adviser has contractually ~~has~~ agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary ~~to maintain~~so that each Fund’s ~~net~~ total annual operating expenses, excluding brokerage fees and commissions borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), ~~at 1.49~~do not exceed 1.46% of the Fund’s average daily net assets~~through November 30, 2008.~~. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expenseor reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.49~~ 1.46% expense limitation.

A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement ~~will be~~is contained in the Funds’ ~~initial~~ semi-annual report~~.~~ for the period ended May 31, 2007.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the adviser may pay a fee to financial intermediaries for such services.

To the extent that the adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the financial intermediary. Although neither the Funds nor the adviser pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Manager

Colin E. Symons, CFA. The investment decisions for each Fund are made by Colin E. Symons. Mr. Symons, who holds the Chartered Financial Analyst (CFA) designation, is Chief Investment Officer of the adviser and Portfolio Manager of both the Symons Capital Management Alpha Growth and Alpha Value strategies. In conjunction with his portfolio management responsibilities, he oversees and is responsible for the company's independent equity research. Mr. Symons joined the adviser in 1997 after working as a software developer in Washington and New York, concentrating on financial services applications for entities such as Chase Manhattan Bank and the IRS. While he was a software developer, Mr. Symons earned the designation of Microsoft Certified Solution Developer. Mr. Symons earned his BA at Williams College in 1995.

The Funds’ Statement of Additional Information provides additional information about the Funds’ portfolio manager, including the portfolio manager’s compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

~~Because the Funds recently commenced operations, there are no financial highlights available at this time.~~

~~APPENDIX~~

~~The data is provided to illustrate the past performance of the adviser in managing private accounts using the Alpha Growth and Alpha Value investment strategies that will be used by the adviser to manage the Alpha Growth Fund and Alpha Value Fund, respectively. The data presented below is measured against market indices, and does not represent the performance of either of the Alpha Value Fund or Alpha Growth Fund. You should not consider this performance data as an indication of future performance of the Funds.~~

~~The performance data shown below was calculated by the adviser on a time-weighted rate of return basis and include gains or losses plus income and reinvested dividends, after deducting all costs and fees incurred by the accounts. The private accounts for which results are reported are not subject to the same types of expenses as the Funds or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the private accounts included were lower than the anticipated operating expenses of the applicable Fund, and, accordingly, the performance of the accounts in each case is greater than what the applicable Fund’s performance would have been.~~

~~ALPHA GROWTH EQUITY COMPOSITE~~

~~Since its inception in 1997, the Alpha Growth Strategy has turned $1 into approximately $2.26 (net of all expenses). During the same period, the S&P 500 Index has turned $1 into $1.74 and the Russell 3000 Growth Index has turned $1 into $1.34. This Alpha Growth performance summary shows the net returns to clients after all expenses, including the adviser’s fees:~~

~~ALPHA GROWTH EQUITY COMPOSITE PERFORMANCE~~

~~(After Deduction of Investment Advisory Fees)~~

~~Annualized Rates of Return for Periods Ending September 30, 2006 with dividends reinvested~~

	~~YTD 2006~~	~~1 Year~~	~~3 Years~~	~~5 Years~~	~~10 Years~~	~~Since Inception (7/1/97)~~	~~Cumulative Performance~~
~~Alpha Growth Composite~~	~~10.83%~~	~~6.11%~~	~~18.18%~~	~~11.45%~~	~~n/a~~	~~9.21%~~	~~125.86%~~
~~S&P 500~~	~~8.52%~~	~~10.79%~~	~~12.30%~~	~~6.97%~~	~~n/a~~	~~6.20%~~	~~74.37%~~
~~Russell 3000 Growth~~	~~3.11%~~	~~6.06%~~	~~8.64%~~	~~4.83%~~	~~n/a~~	~~3.23%~~	~~34.15%~~

~~It should not be assumed that future investment results will be profitable or will equal past results.~~

~~ALPHA VALUE EQUITY COMPOSITE~~

~~Since its inception in 1980, the Alpha Value strategy has turned $1 into approximately $41.35 (net of all expenses). During the same period, the S&P 500 Index has turned $1 into $24.97 and the Russell 3000 Value Index has turned $1 into $32.59. This Alpha Value performance summary shows the net returns to clients after all expenses, including the adviser’s fees:~~

~~ALPHA VALUE EQUITY COMPOSITE PERFORMANCE~~

~~(After Deduction of Investment Advisory Fees)~~

~~Annualized Rates of Return for Periods Ending September 30, 2006 with dividends reinvested~~

	~~YTD 2006~~	~~1 Year~~	~~3 Years~~	~~5 Years~~	~~10 Years~~	~~Since Inception (7/1/80)~~	~~Cumulative Performance~~
~~Symons Capital~~	~~8.67%~~	~~8.93%~~	~~16.72%~~	~~11.17%~~	~~10.67%~~	~~15.23%~~	~~4035.09%~~
~~S&P 500~~	~~8.52%~~	~~10.79%~~	~~12.30%~~	~~6.97%~~	~~8.59%~~	~~13.04%~~	~~2396.50%~~
~~Russell 3000 Value~~	~~13.17%~~	~~14.54%~~	~~17.34%~~	~~11.18%~~	~~11.30%~~	~~14.19%~~	~~3159.34%~~

~~It should not be assumed that future investment results will be profitable or will equal past results.~~

The following tables are intended to help you better understand the financial performance of each Fund since its inception. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request and without charge.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout the period)
	Symons Alpha		Symons Alpha
	Growth Institutional		Value Institutional
	Fund		Fund

	Period ended November 30, 2007			(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment income	0.04		0.07
Net realized and unrealized gain on investments	0.18	(b)	0.35
Total income from investment operations	0.22		0.42

Less distributions:
From net investment income	(0.01)		(0.01)
Total distributions	(0.01)		(0.01)

Paid in capital from redemption fees (c)	-		-

Net asset value, end of period	$ 10.21		$ 10.41

Total Return (d)(e)	2.16%		4.22%

Ratios and Supplemental Data:
Net assets, end of period (000)	$20,170		$4,262

Ratio of expenses to average net assets (f)	1.49%		1.49%
Ratio of expenses to average net assets
before reimbursement (f)	3.22%		8.63%
Ratio of net investment income to
average net assets (f)	0.80%		1.15%
Ratio of net investment income (loss) to
average net assets before reimbursement (f)	(0.93)%		(5.99)%
Portfolio turnover rate	75.78%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and~~, when available,~~ the Funds’ Annual and Semi- Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

On the Internet: Download these documents from the Funds’ Internet site at www.scm-funds.com.

By Telephone	Call Shareholder Services at (877) 679-6667

By Mail	Send a written request to
Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-~~942~~ 551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

Symons Institutional Funds

Symons Alpha Growth Institutional Fund

Symons Alpha Value Institutional Fund

STATEMENT OF ADDITIONAL INFORMATION

~~December 14, 2006~~

March 31, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Symons Institutional Funds dated ~~December 14, 2006.~~ March 31, 2008. This SAI incorporates by reference the annual report to shareholders of the Symons Institutional Funds for the fiscal year ended November 30, 2007. A free copy of the ~~Prospectus~~prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, or by calling Shareholder Services at (877) 679-6667.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND FUNDS	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	~~5~~7
INVESTMENT ADVISER	~~7~~9
TRUSTEES AND OFFICERS	~~8~~11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	~~11~~15
PORTFOLIO TURNOVER	~~12~~16
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	~~12~~16
PORTFOLIO TRANSACTIONS AND BROKERAGE	~~12~~16
DISCLOSURE OF PORTFOLIO HOLDINGS	~~13~~17
PROXY VOTING POLICY	~~14~~19
DETERMINATION OF NET ASSET VALUE	~~15~~19
REDEMPTION IN-KIND	~~16~~20
STATUS AND TAXATION OF THE FUNDS	~~16~~20
CUSTODIAN	~~18~~22
FUND SERVICES	~~18~~22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	~~18~~23
DISTRIBUTOR	~~19~~23
~~DISTRIBUTION PLANS~~	~~19~~
FINANCIAL STATEMENTS	~~19~~24

DESCRIPTION OF THE TRUST AND FUNDS

The Symons Alpha Growth Institutional Fund and Symons Alpha Value Institutional Fund (each, a “Fund” and collectively, the “Funds”) each was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Funds ~~were declared effective by the Securities and Exchange Commission staff~~commenced operations on December ~~7,~~22, 2006.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Unified Fund Services, the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls ~~for~~or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ ~~initial~~ annual report ~~will contain~~contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.        Depositary Receipts. Each Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored”. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

C.        Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”) that purchase or lease land and buildings and generate income primarily from rental income (equity REITs). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, REITS may be affected by any changes in the value of the underlying property owned by the trusts.

D.        Investment Company Securities. Each Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, a Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, a Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. ETFs in which the Funds may invest include PowerShares, WisdomTree, SPDRs, DIAMONDS, QQQQs, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and ~~VIPERs~~Vanguard ETFs. Each Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

E.         Securities Lending. Each Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Each Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees to the placing broker are reasonable and based solely upon services rendered, and (b) the Board of Trustees of the Trust separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

F.        Options. Each Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. Each Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

Each Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by either Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Either Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that a Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

G.        Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.       Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

5.       Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.       Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.        Illiquid Securities. The Funds will not purchase illiquid or restricted securities.

4.        Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISER

Symons Capital Management, Inc., ~~250 Mt. Lebanon Blvd~~650 Washington Rd, Suite ~~301,~~800, Pittsburgh, PA, ~~15234,~~15228, serves as the investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.

For its advisory services, the Adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Adviser has contractually ~~has~~ agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary ~~to maintain~~so that each Fund’s ~~net~~total annual operating expenses, excluding brokerage fees and commissions borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest)~~, at 1.49~~ do not exceed 1.46% of the Fund’s average daily net assets ~~through November 30, 2008.~~. The contractual agreement with respect to each Fund is in effect through March 31, 2010. Each fee waiver and expense reimbursement by the Adviser to a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the ~~1.49~~1.46% expense limitation.

The following table describes the advisory fees paid to the Adviser by the Funds during the fiscal periods December 22, 2006 (commencement of operations) through November 30, 2007.

Fund	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
Alpha Growth Institutional Fund	$79,331	$137,832	$0
Alpha Value Institutional Fund	$19,835	$142,522	$0

Each Fund’s management agreement (each, an “Agreement” and collectively, the “Agreements”) was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on November 13, 2006. A discussion of the factors that the Board of Trustees considered in approving each Fund’s management agreement ~~will be~~is contained in the ~~Fund’s initial~~Funds’ semi-annual report to shareholders~~.~~ for the period ended May 31, 2007.

The Adviser retains the right to use the name “Symons” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Symons” automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

The Funds are managed by Mr. Colin E. Symons, CFA, the Chief Investment Officer for the Adviser. As of ~~September~~November 30, ~~2006,~~2007, the Portfolio Manager was also responsible for the management of the following types of other accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Colin E. Symons	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: ~~315~~470	Registered Investment Companies: ~~0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: $~~210~~286 million	Registered Investment Companies: ~~0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: 0	Registered Investment Companies: ~~0~~N/A Pooled Investment Vehicles: ~~0~~N/A Other Accounts: ~~0~~N/A

At present, the Portfolio Manager receives a base salary and participates in a bonus pool that is determined by his achievements, ability and teamwork. The bonus pool consists of the gross revenue of the Adviser less base salaries and operating expenses. The result is that every person at the Adviser has a material stake in the success of every aspect of the Adviser’s work as a team.

Because of the similarity in strategies used to manage the Funds and the Adviser’s private accounts, the Adviser anticipates few conflicts of interest, with respect to the allocation of the Portfolio Manager’s time. In fact, as a result of combining responsibilities, such as asset selection and research, the Portfolio Manager believes he is able to provide both the Funds and the Adviser’s other clients with more thorough research and higher quality asset selection. The Adviser has undertaken to continually monitor the Portfolio Manager’s client responsibilities and, in the event of ~~an~~ excessive responsibilities, will take any necessary steps to allocate its clients to other qualified employees of the Adviser.

The Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members and other clients of the Adviser; as a result, the Portfolio Manager may engage in activities other than on behalf of the Funds. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Funds. In addition, the Portfolio Manager is prohibited from competing with the Funds in connection with such transactions.

As of ~~the date of this SAI,~~November 30, 2007, the Portfolio Manager did not own any shares of the Funds.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (~~Date of Birth~~Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (~~1947~~Age - 59) Independent Trustee, December 2002 to present Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (~~1946~~Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment ~~adviser~~advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (~~1950~~Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of ~~Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of~~ AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*	The address for each trustee is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300., Indianapolis, IN ~~46204.~~46208.

** The Trust currently consists of ~~36~~32 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met ~~six~~four times during the year ended December 31, ~~2005.~~2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the ~~Adviser~~Advisor’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee ~~was established in 2006 and held no~~held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was established in 2007 and held three meetings during the year ended December 31, ~~2005.~~2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, ~~as defined in the Investment Company Act of 1940 (the “1940 Act”),~~ and each officer of the Trust.

Name, Address*, (~~Date of Birth~~Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
~~Ronald C. Tritschler (1952~~Nancy V. Kelly (Age - 52)*** Trustee, ~~December 2002~~November 2007 to present;

~~Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from~~Executive Vice President of Huntington National Bank, the Trust’s custodian, since December ~~2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.~~2001.

Anthony J. Ghoston (~~1959~~Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

~~Terrance P. Gallagher, JD, CPA (1958~~John C. Swhear (Age - 46) Senior Vice President, ~~July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006~~May 2007 to present

~~Senior~~ Vice President~~, Director~~ of Legal Administration and Compliance ~~of~~for Unified Fund Services, Inc., the Trust~~'~~’s administrator, since ~~November, 2004~~April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since ~~October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987~~May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to ~~November 1998.~~April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (~~1946~~Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (~~1975~~Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January ~~2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007~~2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds ~~since~~from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the ~~trustees and officers~~Trust is ~~431~~2960 N. ~~Pennsylvania~~Meridian St., Suite 300, Indianapolis, IN ~~46204.~~46208.

** The Trust currently consists of ~~36~~32 series.

~~*** Mr. Tritschler may be deemed to be an interested person of the Trust because he owns shares of Unified Financial Services, Inc. (“UFS”), the parent company of the Fund’s distributor. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase the distributor effective on or after January 1, 2007. As a result, it is anticipated that on the effective date, Mr. Tritschler will no longer be an interested person of the Trust and he will qualify as an Independent Trustee.~~

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., one of the Trust’s distributors.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the former Treasurer.

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, ~~2005.~~2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of ~~36~~32 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each ~~series in the Trust~~Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each ~~series~~Fund incurs its pro rata share of expenses ~~at the same rate~~based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~*~~[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ ~~1,250~~1,500[2]	$0	$0	$~~45,000~~48,000
Stephen A. Little, Chairman of the Board	$~~1,250~~1,500[2]	$0	$0	$~~45,000~~48,000
Daniel J. Condon, Trustee	$~~972~~1,188[3]	$0	$0	$~~35,000~~38,000
Ronald C. Tritschler, Trustee	$1,188[3]	$0	$0	$38,000
~~Non-Independent~~Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust~~*~~[1]
~~Ronald C. Tritschler~~Nancy V. Kelly, Trustee	$~~972~~0	$0	$0	$~~35,000~~0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
~~Terrance P. Gallagher, Vice President~~William Murphy, Interim ~~Chief Financial Officer and~~ Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$~~4,167~~4,688[4]	$0	$0	$~~150,000**~~150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

~~*~~ 1The Trust currently consists of ~~36~~32 series.

2 During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, each Trustee received a total of $1,151 from each Fund.

3 During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, each Trustee received a total of $896 from each Fund.

4During the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007, the CCO received a total of $5,042 from each Fund.

~~**~~5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of ~~advisers~~advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no shares of the Funds.

As of ~~the date of this SAI, the Funds did not have any~~February 29, 2008, the following persons were deemed to be control persons or principal shareholders~~.~~ of the Alpha Growth Institutional Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	38.50%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	30.88%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	26.54%	Record

As of February 29, 2008, the following persons were deemed to be control persons or principal shareholders of the Alpha Value Institutional Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	71.87%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	19.33%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	6.08%	Record

As of February 29, 2008, the Trustees and officers of the Trust did not own any shares of either Fund.

PORTFOLIO TURNOVER

The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Each Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Adviser expects that each Fund will continue to experience a low to moderate portfolio turnover rate ~~during its initial fiscal year~~. For the period December 22, 2006 (commencement of operations) through November 30, 2007, the portfolio turnover rate for the Alpha Growth Fund was 75.78% and the portfolio turnover rate for the Alpha Value Fund was 41.42%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Funds’ transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. For the fiscal period ended November 30, 2007, the Adviser did not direct any brokerage transactions on behalf of either Fund to brokers on the basis of research services provided by such brokers.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Funds and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

For the period December 22, 2006 (commencement of operations) through November 30, 2007, the Alpha Growth Institutional Fund paid $22,543 in brokerage commissions, and the Alpha Value Institutional Fund paid $3,300 in brokerage commissions.

The Trust, the Adviser and the Funds’ Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (877) 679-6667. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, fund accounting agent, administrator and custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Adviser, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings. A Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

~~The Adviser’s proxy voting policy requires the Adviser to vote proxies received~~

Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser generally will vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Funds’ portfolio securities in a manner consistent ~~with the best interests of the applicable Fund and its shareholders. The Adviser’s policy requires that the Adviser carefully review each proxy, and pay particular attention to assuring that the Fund’s interest are well served by proposals involving changes in corporate governance, such as staggered boards, poison pills, and supermajority provisions (which the Adviser believes are frequently not in the best interests of investors generally); changes in capital structure; stock option plans; and other management compensation issues. The Adviser generally reviews social and corporate responsibility proposals with the financial interests of the Fund uppermost in mind.~~ with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 679-6667 or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at ~~431~~2960 N. ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, IN ~~46204,~~ 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust ~~is~~, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to ~~guidelines established~~procedures adopted by the Board of Trustees. The ~~Trust’s~~Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee ~~that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities~~which consults with an Independent Trustee who is a member of the Pricing committee as fair valuation issues arise. Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of its most recent fiscal year end (November 30, 2007) is as follows:

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2007, the Funds had no capital loss carryforwards.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is ~~custodian~~Custodian of each Fund’s investments. The ~~custodian~~Custodian acts as the Funds’ depository, safekeeps ~~each Fund’s~~ portfolio securities, collects all income and other payments with respect thereto, disburses funds at ~~each Fund’s~~the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., ~~has signed a definitive agreement to purchase~~is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”)~~, the Trust’s distributor. It is currently anticipated that on or after January 1, 2007, Unified and the Distributor each will operate as a wholly-owned subsidiary of Huntington~~. A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by each Fund are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. ~~(“Unified”)~~, ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204,~~46208, acts as the Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. ~~A Trustee and certain~~ Certain officers of the Trust are members of management and/or employees of Unified ~~and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified. UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with Unified, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or~~. Unified is under common control with the Distributor and the Custodian.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives ~~an annual~~a monthly fee from each Fund of $~~16.80~~1.40 per shareholder account (subject to a minimum ~~annual~~monthly fee of $~~18,000~~1,500).

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives ~~an annual~~a monthly fee from each Fund equal to ~~the following percentages~~an annual rate of 0.04% of the Fund’s average daily net assets~~: 0.04% of the first~~ up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a ~~$25,000 annual~~ minimum monthly fee of $2,083).

Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives ~~an annual~~a monthly fee from each Fund equal to ~~the following percentages~~an annual rate of 0.09% of the Fund’s average daily net assets~~: 0.09% of the first~~ up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million ~~per year (subject to a $30,000 annual minimum).~~(subject to a minimum monthly fee of $2,500). Unified also receives a compliance program services fee of $800 per month from each Fund.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds during the fiscal period December 22, 2006 (commencement of operations) through November 30, 2007. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

Fund	Transfer Agent Fees	Fund Accounting Fees	Administration Fees
Alpha Growth Institutional Fund	$29,853	$24,724	$29,970
Alpha Value Institutional Fund	$29,476	$24,724	$29,970

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Funds for the ~~initial~~ fiscal year~~.~~ ending November 30, 2008. Cohen will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting consulting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, Inc., ~~431~~2960 North ~~Pennsylvania~~Meridian Street, Suite 300, Indianapolis, Indiana ~~46204 (the “Distributor”),~~46208, is the exclusive agent for distribution of shares of the Funds. A Trustee ~~and certain officers of the Trust are shareholders of UFS, the parent company~~of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. ~~UFS has entered into a definitive agreement with Huntington Bancshares, Inc. pursuant to which Huntington will purchase Unified and the Distributor effective on or after January 1, 2007. As a result, it is currently anticipated that on the effective date, the Trustee will no longer be affiliated with the Distributor, although certain officers of the Trust will continue to serve as officers and employees of Unified and/or the Distributor~~ The Distributor is under common control with Unified and the Custodian.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

~~DISTRIBUTION PLANS~~

~~Each Fund has adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each Fund’s Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on November 13, 2006 called for the purpose of, among other things, voting on such Plan.~~

~~Each Plan provides that the appropriate Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). A Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that each Fund’s Plan will benefit its shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.~~

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report for each Fund required to be included in the SAI are hereby incorporated by reference to its Annual Report to Shareholders for the fiscal year ended November 30, 2007. The Funds will provide the Annual Report without charge upon written request or request by telephone.

~~The Funds recently commenced operations and, as a result, have no financial statements.~~

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)
(a)	Financial Statements included in Part A: Financial Highlights Table for each of Appleseed Fund, Chinook Emerging Growth Fund, Leeb Focus Fund, Marco Targeted Return Fund, and Roosevelt Multi-Cap Fund.

(b)

Financial Statements included in Part B: Audited Financial Statements for each of Appleseed Fund, Chinook Emerging Growth Fund, Leeb Focus Fund, Marco Targeted Return Fund, and Roosevelt Multi-Cap Fund.

(2) (a)
(i)

Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

Copy of Registrant’s Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2. (a)

Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5.

(a)           Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

(c)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

10.

Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13.	(a) Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed herewith.

(b)	Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed herewith.

14.

(a)           Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2008 fiscal year – Filed herewith.

15.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17.

(a)           Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Anti-Terror Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19.

(a)           Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20.

(a)           Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22.

(a)           Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23.

(a)           Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

24.

(a)           Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25.

(a)           Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)	Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed herewith.

26.

(a)           Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed herewith.

27.	(a) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed herewith.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

28.	(a) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed herewith.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

29.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

31.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

32.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

33.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

34.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36.

(a)           Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(c)

Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

37.

(a)           Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

38.

(a)           Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

39.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(f)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(g)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(h)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41.

Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42.	(a) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – To be filed.

(b)	Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – To be filed.

(e)

(1)           Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)           (a)      Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(b)

Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(2)

Global Security Risk Screen and Certification Agreement by and between The Roosevelt Investment Group, Inc., as adviser to the Roosevelt Anti-Terror Multi-Cap Fund, and Conflict Securities Advisory Group, dated as of March 28, 2006, relating to global security risk screening for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(i)

Legal Opinion and Consent – Legal Opinion of Thompson Hine LLP filed with Registrant's registration statement on Form N-1A dated December 17, 2007 is incorporated herein by reference and the legal consent is filed herewith. A subsequent legal opinion incorporating the Symons Small Cap Institutional Fund will be submitted by subsequent amendment.

(j)

Other Opinions.  Consent of independent registered public accounting firm to the use of audited financial statements for each of Appleseed Fund, Chinook Emerging Growth Fund, Leeb Focus Fund, Marco Targeted Return Fund, and Roosevelt Multi-Cap Fund – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)

(1)           Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)

Copy of Rule 12b-1 Distribution Plan for the Roosevelt Anti-Terror Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)	Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed herewith.

(24)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)	(1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)	Reserved.

(p)	(1) Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(6)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(7)

Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(17)	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed herewith.

(18)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(21)	Proxy Voting Guidelines used with respect to Roosevelt Anti-Terror Multi-Cap Fund – To be filed with a furture amendment.

(22)

Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(24)

Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(25)

Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(26)

Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(27)

Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(28)

Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(29)

Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(30)

Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(31)

Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(31)

Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the NASDR’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble, Jones, Morphy & Bent (“GJMB”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Anti-Terror Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)	The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President
Anna Maria Spurgin	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

* The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Archer Investment Corporation
7970 Clearwater Court

Indianapolis, IN 46256

Bastiat Capital, LLC

Granite Parkway, Suite 200

Plano, TX, 75024

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Chinook Capital Management

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

100 Galleria Parkway

Suite 980

Atlanta, GA 30339

Dreman Value Management, LLC

520 East Cooper Avenue

Suite 230-4

Aspen, CO 81611

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri

Gamble, Jones, Morphy & Bent

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Marco Investment Management, LLC

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL, 33469

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

3421 Saint Davids Road

Newtown Square, PA 19073

Symons Capital Management, Inc.

250 Mt. Lebanon Blvd., Suite 301

Pittsburgh, Pennsylvania 15234

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC

255 West Fallbrook, Suite 204

Fresno, California  93711

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

Envestnet Asset Management, Inc.

35 East Wacker Drive, 16th Floor

Chicago, Illinois 60601

III to I Financial Management Research, L.P.

5580 Peterson Lane, Suite 100

Dallas, Texas 75240

Aletheia Research and Management, Inc.

100 Wilshire Blvd., Suite 1960

Santa Monica, California 90401

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

Optique Capital Management, Inc.

555 Main St., Suite 440

Racine, Wisconsin 53403

Loomis, Sayles & Company, LP,

One Financial Center

Boston, Massachusetts 02111

London Company of Virginia

1801 Bayberry Court, Suite 301

Richmond, Virginia 23226

Pictet Asset Management, Ltd.

25 Old Broad Street

Tower 42, Level 37

London, EC2N 1HQ

SMH Capital Advisors, Inc.

600 Travis, Suite 3100

Houston, Texas 77002

WB Capital Management, Inc.

1415 28th Street

West Des Moines, Iowa 50266

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 110 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on March 31, 2008.

UNIFIED SERIES TRUST

By: /s/	Anthony J. Ghoston	_____
Anthony J. Ghoston, President

Attest:

By: /s/ William Murphy_______
William Murphy, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston___ Anthony J. Ghoston	President	March 31, 2008
/s/ William Murphy______ William Murphy	Treasurer and CFO	March 31, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	March 31, 2008
/s/ Gary E. Hippenstiel __* Gary E. Hippenstiel	Trustee	March 31, 2008
/s/ Stephen Little * Stephen Little	Trustee	March 31, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	March 31, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	March 31, 2008

*

**/s/ John Swhear

John Swhear, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.d	(1) Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund.

(2)Registrant’s Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement for the Chinook Emerging Growth Fund’s 2008 fiscal year.

(3)Registrant’s Side Letter Agreement Marco Investment Management, LLC regarding fee waiver and expense reimbursement for the Marco Targeted Return Fund’s 2008 fiscal year.

(4)Registrant’s Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement for the Leeb Focus Fund’s 2008 fiscal year.

(5)Registrant’s Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement for the Appleseed Fund’s 2008 fiscal year.

(6)Registrant’s Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement for the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years.

(7)Registrant’s Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement for the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years.

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Accounting Firm

EX.99.m	Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund

EX.99.q.	(1) Updated Proxy Voting Policy and Procedures adopted by Symons Capital ;Management, Inc. as advisor to Symons Institutional Funds